                                    [LETTERHEAD]


May 1, 1998

VIA ELECTRONIC FILING

Securities & Exchange Commission
450 Fifth Street NW
Washington, DC   20549

Re:  SAFECO Taxable Bond Trust (1933 Act No. 33-22132; 1940 Act No. 811-5574)

Ladies and Gentlemen:

The enclosed filing of the above-referenced Registrant's Advisor Class A and B Prospectus dated April 30, 1998 is made pursuant to Rule 497(c) of the Securities Act of 1933, as amended.

If you have any comments or questions concerning the filing, please call me at
(206) 548-7075.

Sincerely,

 /s/Margaret E. DiDonna
-------------------------

Margaret E. DiDonna
Counsel

                                   PROSPECTUS
--------------------------------------------------------------------------------

SAFECO GROWTH FUND                               SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND
SAFECO EQUITY FUND                               SAFECO HIGH-YIELD BOND FUND
SAFECO INCOME FUND                               SAFECO MANAGED BOND FUND
SAFECO NORTHWEST FUND                            SAFECO MUNICIPAL BOND FUND
SAFECO INTERNATIONAL STOCK FUND                  SAFECO CALIFORNIA TAX-FREE INCOME FUND
SAFECO BALANCED FUND                             SAFECO WASHINGTON STATE MUNICIPAL BOND FUND
SAFECO SMALL COMPANY STOCK FUND                  SAFECO MONEY MARKET FUND
SAFECO U.S. VALUE FUND


ADVISOR CLASS A
ADVISOR CLASS B                                                   April 30, 1998


Each fund named above ("Fund") is a series of one of the following trusts (each a "Trust"): the SAFECO Common Stock Trust ("Common Stock Trust"), the SAFECO Taxable Bond Trust ("Taxable Bond Trust"), the SAFECO Managed Bond Trust ("Managed Bond Trust"), the SAFECO Tax-Exempt Bond Trust ("Tax-Exempt Bond Trust") or the SAFECO Money Market Trust ("Money Market Trust"). See "Introduction to the Trusts and the Funds" for an overview of the investment objectives of each Fund.

This Prospectus sets forth the information a prospective investor should know before investing. PLEASE READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. A Statement of Additional Information relating to the Advisor Class A ("Class A") and Advisor Class B ("Class B") shares, dated April 30, 1998 and incorporated herein by reference, has been filed with the Securities and Exchange Commission and is available at no charge upon request by calling the telephone number listed on this page. The Statement of Additional Information and other information about the Funds are also available on the Securities and Exchange Commission website (http://www.sec.gov). The Statement of Additional Information contains more information about many of the topics in this Prospectus as well as information about the trustees and officers of the Trusts.

For additional assistance, please contact your investment professional, or call or write:

                           NATIONWIDE 1-800-528-6501
                              SAFECO MUTUAL FUNDS
                              ADVISOR CLASS SHARES
                                 P.O. BOX 34680
                             SEATTLE, WA 98124-1868


           ALL TELEPHONE CALLS ARE TAPE-RECORDED FOR YOUR PROTECTION.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE U.S. GOVERNMENT OR ANY BANK, NOR ARE FUND SHARES FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND FUND SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE THAT THE SAFECO MONEY MARKET FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE.

THE SAFECO CALIFORNIA TAX-FREE INCOME FUND IS OFFERED FOR SALE ONLY TO RESIDENTS OF THE STATE OF CALIFORNIA. THE SAFECO WASHINGTON STATE MUNICIPAL BOND FUND IS OFFERED FOR SALE ONLY TO RESIDENTS OF THE STATE OF WASHINGTON. THESE FUNDS ARE NOT PERMITTED TO OFFER OR SELL SHARES TO RESIDENTS OF OTHER STATES.
--------------------------------------------------------------------------------

                                    -- 1 --

SAFECO GROWTH FUND ("Growth Fund") has as its investment objective to seek growth of capital and the increased income that ordinarily follows from such growth. The Growth Fund ordinarily invests a preponderance of its assets in common stock selected primarily for potential appreciation.

SAFECO EQUITY FUND ("Equity Fund") has as its investment objective to seek long-term growth of capital and reasonable current income. The Equity Fund invests principally in common stock selected for appreciation and/or dividend potential and from a long-range investment standpoint.

SAFECO INCOME FUND ("Income Fund") has as its investment objective to seek high current income and, when consistent with its objective, the long-term growth of capital. The Income Fund invests primarily in common and preferred stock and in convertible bonds selected for dividend potential.

SAFECO NORTHWEST FUND ("Northwest Fund") has as its investment objective to seek long-term growth of capital through investing primarily in Northwest companies. To pursue its objective, the Fund will invest at least 65% of its total assets in securities issued by companies with their principal executive offices located in Alaska, Idaho, Montana, Oregon, or Washington ("Northwest").

SAFECO INTERNATIONAL STOCK FUND ("International Fund") has as its investment objective to seek maximum long-term total return (capital appreciation and income) by investing primarily in common stock of established non-U.S. companies. To pursue its objective, the International Fund, under normal market conditions, will invest at least 65% of its total assets in the securities of companies domiciled in at least five countries, not including the United States.

SAFECO BALANCED FUND ("Balanced Fund") has as its investment objective to seek growth and income consistent with the preservation of capital. To pursue its objective, the Balanced Fund will invest primarily in equity and fixed-income securities.

SAFECO SMALL COMPANY STOCK FUND ("Small Company Fund") has as its investment objective to seek long-term growth of capital through investing primarily in small-sized companies. To pursue its objective, the Small Company Fund will invest primarily in companies with total market capitalization of less than $1 billion.

SAFECO U.S. VALUE FUND ("Value Fund") has as its investment objective to seek long-term growth of capital and income. To pursue its objective, the Value Fund will primarily invest in common stocks selected for potential appreciation and income, using fundamental value analysis.

SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND ("Intermediate Treasury Fund") has as its investment objective to provide as high a level of current income as is consistent with the preservation of capital. During normal market conditions, the Fund will invest at least 65% of its total assets in direct obligations of the U.S. Treasury.

SAFECO HIGH-YIELD BOND FUND ("High-Yield Fund") has as its investment objective to provide a high level of current interest income through the purchase of high-yield, fixed-income securities. During normal market conditions, the Fund will invest at least 65% of its total assets in high-yield, fixed-income securities.

SAFECO MANAGED BOND FUND ("Managed Bond Fund") has as its investment objective to provide as high a level of total return as is consistent with the relative stability of capital through the purchase of investment grade debt securities.

SAFECO MUNICIPAL BOND FUND ("Municipal Bond Fund") has as its investment objective to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.

SAFECO CALIFORNIA TAX-FREE INCOME FUND ("California Fund") has as its investment objective to provide as high a level of current interest income exempt from federal income tax and California state personal income tax as is consistent with the relative stability of capital.

SAFECO WASHINGTON STATE MUNICIPAL BOND FUND ("Washington Fund") has as its investment objective to provide as high a level of current interest income exempt from federal income tax as is consistent with prudent investment risk.

SAFECO MONEY MARKET FUND ("Money Market Fund") has as its investment objective to seek as high a level of current income as is consistent with the preservation of capital and liquidity through investment in high-quality money market instruments maturing in thirteen months or less.

There is no assurance that a Fund will achieve its investment objective.

                                    -- 2 --

TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Introduction to the Trusts and the Funds                                      4
Expenses                                                                      6
Financial Highlights                                                         10
Adviser's Institutional Private Account Performance                          25
Sub-Adviser's Institutional Private Account Performance                      26
Alternative Purchase Arrangement                                             27
Each Fund's Investment Objective and Policies                                28
Risk Factors                                                                 48
Portfolio Managers                                                           53
How to Purchase Shares                                                       54
How to Redeem Shares                                                         59
How to Systematically Purchase or Redeem Shares                              61
How to Exchange Shares from One Fund to Another                              61
Telephone Transactions                                                       62
Share Price Calculation                                                      63
Information about Share Ownership and Companies that Provide Services to
  the Trusts                                                                 64
Distribution Plans                                                           68
Persons Controlling Certain Funds                                            69
Performance Information                                                      69
Fund Distributions and How They are Taxed                                    70
Tax-Deferred Retirement Plans                                                72
Account Statements                                                           73
Account Changes and Signature Requirements                                   73
Description of Stocks, Bonds and Convertible Securities                      74
Description of Ratings                                                       74
Debt Securities Holdings                                                     77


                                    -- 3 --

INTRODUCTION TO THE TRUSTS AND THE FUNDS

Each Trust is an open-end management investment company that issues shares representing one or more series. This Prospectus offers shares of the stock, taxable fixed-income, tax-exempt income and money market Funds listed below. The stock Funds offered are the Growth Fund, the Equity Fund, the Income Fund, the Northwest Fund, the Balanced Fund, the International Fund, the Small Company Fund, and the Value Fund (collectively, the "Stock Funds"). Each Stock Fund is a diversified series of the Common Stock Trust.

The taxable fixed-income Funds offered are the Intermediate Treasury Fund, the High-Yield Bond Fund and the Managed Bond Fund (collectively, the "Taxable Fixed-Income Funds"). The Intermediate Treasury Fund and the High-Yield Fund are diversified series of the Taxable Bond Trust. The Managed Bond Fund is a diversified series of the Managed Bond Trust.

The tax-exempt income Funds offered are the Municipal Bond Fund, the California Fund, and the Washington Fund (collectively, the "Tax-Exempt Income Funds"). Each of the Tax-Exempt Income Funds is a diversified series of the Tax-Exempt Bond Trust.

This Prospectus also offers the Money Market Fund, which is a diversified series of the Money Market Trust.

THE FUNDS

Each Fund offers multiple classes of shares. Class A and Class B shares are offered to investors who engage the services of an investment professional. For each Fund (except the Money Market Fund), Class A shares are subject to a front-end sales charge and pay a Rule 12b-1 fee. Class B shares are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge ("CDSC") and pay a higher Rule 12b-1 fee.

For the Money Market Fund, Class A shares are sold at net asset value with no front-end sales charge. A front-end sales charge may apply when you exchange your Class A Money Market Fund shares for Class A shares of other Funds. Money Market Fund Class B Shares are sold at net asset value and are not subject to a CDSC upon redemption, provided that the shareholder has remained solely invested in Money Market Fund Class B shares. A CDSC may apply upon redemption of Money Market Fund Class B shares that have been exchanged at any time during the investor's ownership for Class B shares of other Funds. Money Market Fund Class A and Class B shares do not currently pay Rule 12b-1 fees.

Each Fund:

/ / Offers easy access to your money through telephone redemptions, wire transfers and, in the case of the Money Market Fund Class A only, redemption checks.

/ / Has a minimum initial investment of $1,000 for regular accounts, $250 for individual retirement accounts ("IRAs") and accounts established under the Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA"). No minimum initial investment is required to establish the Automatic Investment Method ("AIM") or Payroll Deduction Plan.

RISK FACTORS

There is, of course, no assurance that a Fund will achieve its investment objective. See "Each Fund's Investment Objective and Policies" for more information.


There is a risk that the market value of each Fund's portfolio of securities may decrease and result in a decrease in the value of a shareholder's investment. Because the Northwest, California, and Washington Funds concentrate their investments in geographic regions, they may be subject to special risks. Investors should carefully consider the investment risks of such geographic concentration before purchasing shares of those Funds. Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investments. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests. The Growth Fund currently has an aggressive investment approach to seeking capital appreciation and may invest a significant portion of its assets in securities issued by smaller


                                    -- 4 --
companies. In addition, the Small Company Fund invests in small-sized companies, which involve greater risks than investments in larger, more established issuers, and such securities can be subject to more abrupt and erratic movements in price. The High-Yield Fund is subject to special risks associated with below investment grade securities, sometimes referred to as "junk bonds," which it will purchase to pursue its investment objective. The value of the Intermediate Treasury Fund, High-Yield Fund, Managed Bond Fund, Municipal Bond Fund, California Fund and Washington Fund will normally fluctuate inversely with changes in market interest rates. The Money Market Fund will attempt to maintain a stable net asset value of $1.00 per share, but there is no assurance that the Fund will do so. The principal risk associated with money market funds is that they may experience a delay or failure in principal or interest payments at maturity of one or more of the portfolio securities. The Money Market Fund's yield will fluctuate with general money market interest rates. See "Each Fund's Investment Objective and Policies" and "Risk Factors" for more information.


INVESTMENT ADVISER; SUB-ADVISER OF INTERNATIONAL FUND

Each Fund is managed by SAFECO Asset Management Company ("SAM"). SAM is headquartered in Seattle, Washington, and managed over $4.3 billion in mutual fund assets as of December 31, 1997. SAM has been an adviser to mutual funds and other investment portfolios since 1973, and its predecessors have been advisers since 1932. The Bank of Ireland Asset Management (U.S.) Limited (the "Sub-Adviser") acts as a sub-adviser to the International Fund. The Sub-Adviser is a direct, wholly owned subsidiary of Bank of Ireland Asset Management Limited (an investment advisory firm), which is headquartered in Dublin, Ireland, and an indirect, wholly owned subsidiary of the Bank of Ireland, which is also headquartered in Dublin, Ireland. See "Information about Share Ownership and Companies That Provide Services to the Trusts" for more information.

                                    -- 5 --

EXPENSES

A.  SHAREHOLDER TRANSACTION EXPENSES FOR CLASS A AND CLASS B OF EACH FUND

                                                              CLASS A    CLASS B
                                                              --------   --------
Maximum Sales Charge on Purchases                               4.50%*     NONE
  (as a Percentage of Offering Price)
Sales Charge on Reinvested Dividends                             NONE       NONE
Maximum Contingent Deferred Sales Charge (CDSC)                  NONE*     5.00%**
Redemption Fees                                                  NONE       NONE
Exchange Fees                                                    NONE       NONE


* Except for initial purchases of the Money Market Fund. In addition, purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% CDSC will apply to redemptions made in the first eighteen months except with respect to participant-directed redemptions from qualified plans. See "How to Purchase Shares" for more information.


** Except for initial purchases of the Money Market Fund. A CDSC may apply to redemptions from the Money Market Fund that follow exchanges from Class B shares of another Fund. See "How to Purchase Shares" for more information.

Sales charge waivers and reduced sales charge purchase plans are available for Class A shares. See "How to Purchase Shares" for more information. The maximum 5% CDSC on Class B shares applies to redemptions during the first year after purchase, declining to 0% in the first month following the investor's sixth anniversary from purchase. Class B shares of a Fund convert automatically into Class A shares of that Fund in the first month following the investor's sixth anniversary from purchase. Money Market Fund Class B shareholders who subsequently exchange into Class B of another Fund do not receive credit for the initial time invested in the Money Market Fund for purposes of calculating any CDSC due upon redemption or the conversion to Class A Shares. See "Purchasing Class B Shares" for more information.

SAFECO Services Corporation ("SAFECO Services"), the transfer agent for the Funds, charges a $10 fee to wire redemption proceeds.

B.  ANNUAL OPERATING EXPENSES

    (as a percentage of average net assets)

                                                      GROWTH FUND         EQUITY FUND         INCOME FUND
                                                   -----------------   -----------------   -----------------
                                                   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                                   -------   -------   -------   -------   -------   -------
Management Fee                                      0.65%     0.65%     0.52%     0.52%     0.65%     0.65%
Rule 12b-1 Fees                                     0.25%     1.00%     0.25%     1.00%     0.25%     1.00%
Other Expenses                                      0.16%     0.23%     0.47%     0.29%     0.24%     0.18%
                                                   -------   -------   -------   -------   -------   -------
Total Operating Expenses (estimated)                1.06%     1.88%     1.24%     1.81%     1.14%     1.83%


                                                                         INTERNATIONAL
                                                    NORTHWEST FUND           FUND            BALANCED FUND
                                                   -----------------   -----------------   -----------------
                                                   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                                   -------   -------   -------   -------   -------   -------
Management Fee                                      0.75%     0.75%     1.10%     1.10%     0.75%     0.75%
Rule 12b-1 Fees                                     0.25%     1.00%     0.25%     1.00%     0.25%     1.00%
Other Expenses                                      0.42%     0.34%     0.52%     0.54%     0.52%     0.53%
                                                   -------   -------   -------   -------   -------   -------
Total Operating Expenses (estimated)                1.42%     2.09%     1.87%*    2.64%*    1.52%     2.28%

                                                     SMALL COMPANY                           INTERMEDIATE
                                                         FUND             VALUE FUND         TREASURY FUND
                                                   -----------------   -----------------   -----------------
                                                   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                                   -------   -------   -------   -------   -------   -------
Management Fee                                      0.85%     0.85%     0.75%     0.75%     0.55%     0.55%
Rule 12b-1 Fees                                     0.25%     1.00%     0.25%     1.00%     0.25%     1.00%
Other Expenses                                      0.42%     0.44%     0.47%     0.55%     0.52%     0.32%
                                                   -------   -------   -------   -------   -------   -------
Total Operating Expenses (estimated)                1.52%     2.29%     1.47%     2.30%     1.32%     1.87%

                                    -- 6 --

                                                                         MANAGED BOND
                                                    HIGH-YIELD FUND          FUND           WASHINGTON FUND
                                                   -----------------   -----------------   -----------------
                                                   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                                   -------   -------   -------   -------   -------   -------
Management Fee                                      0.65%     0.65%     0.50%     0.50%     0.65%     0.65%
Rule 12b-1 Fees                                     0.25%     1.00%     0.25%     1.00%     0.25%     1.00%
Other Expenses                                      0.21%     0.17%     0.69%     0.74%     0.42%     0.48%
                                                   -------   -------   -------   -------   -------   -------
Total Operating Expenses (estimated)                1.10%     1.81%     1.44%     2.24%     1.32%     2.13%


                                                    MUNICIPAL BOND                           MONEY MARKET
                                                         FUND           CALIFORNIA FUND         FUND**
                                                   -----------------   -----------------   -----------------
                                                   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                                   -------   -------   -------   -------   -------   -------
Management Fee                                      0.42%     0.42%     0.55%     0.55%     0.50%     0.50%
Rule 12b-1 Fees                                     0.25%     1.00%     0.25%     1.00%        0%        0%
Other Expenses                                      0.28%     0.11%     0.11%     0.08%     0.22%     0.28%
                                                   -------   -------   -------   -------   -------   -------
Total Operating Expenses (estimated)                0.95%     1.53%     0.91%     1.63%     0.72%     0.78%

* Net of reimbursements by SAM. Absent the reimbursements, total operating expenses would have been 2.13% and 2.90%, respectively, for the Class A and Class B shares of the International Fund.

** The Money Market Fund does not have a Rule 12b-1 fee at this time.
   Shareholders will be notified in advance by a supplement to this Prospectus in the event that the Money Market Fund establishes a Rule 12b-1 fee under its Rule 12b-1 Plan.

Effective September 30, 1996, except for the Value and High-Yield Funds, all of the then-existing shares of each Fund were redesignated No-Load Class shares and each Fund commenced offering Class A and Class B shares. The High-Yield Fund and the Value Fund commenced offering Class A and Class B shares on January 31, 1997, and April 30, 1997, respectively. The amounts shown for the Funds (other than the Value Fund) are based on the actual expenses paid by the shareholders of the Funds' Class A and Class B shares for the year ended December 31, 1997. The amounts shown for the Value Fund are estimated expenses based on the Fund's maximum management fee, applicable Rule 12b-1 fees, and estimated "other expenses" for fiscal year 1998. The management fees paid by the International and Small Company Funds are higher than the management fees paid by most other investment companies. See "Information about Share Ownership and Companies That Provide Services to the Trusts" for more information.

Rule 12b-1 fees have the following two components:

                                            CLASS A      CLASS B
                                          -----------  -----------
Rule 12b-1 service fees                        0.25%        0.25%
Rule 12b-1 distribution fees                   0.00%        0.75%

Long-term Class A and Class B shareholders may pay more in sales charges and 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

C.  EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each time period. The example also assumes that all dividends and other distributions are reinvested and that the percentage amounts listed for each Fund in "Annual Operating Expenses" above remain the same in the years shown.

FUND                                                           1 YEAR      3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------  ---------   ---------   ---------   ---------
Growth
  Class A(1)                                                     $  55       $  77       $ 101       $ 169
  Class B
    Assuming redemption at end of period(2)(3)                   $  69       $  89       $ 112       $ 179
    Assuming no redemption at end of period(3)                   $  19       $  59       $ 102       $ 179

                                    -- 7 --

FUND                                                           1 YEAR      3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------  ---------   ---------   ---------   ---------
Equity
  Class A(1)                                                     $  57       $  83       $ 110       $ 188
  Class B
    Assuming redemption at end of period(2)(3)                   $  68       $  87       $ 108       $ 184
    Assuming no redemption at end of period(3)                   $  18       $  57       $  98       $ 184
Income
  Class A(1)                                                     $  56       $  80       $ 105       $ 177
  Class B
    Assuming redemption at end of period(2)(3)                   $  69       $  88       $ 109       $ 180
    Assuming no redemption at end of period(3)                   $  19       $  58       $  99       $ 180
Northwest
  Class A(1)                                                     $  59       $  88       $ 119       $ 208
  Class B
    Assuming redemption at end of period(2)(3)                   $  71       $  95       $ 122       $ 209
    Assuming no redemption at end of period(3)                   $  21       $  65       $ 112       $ 209
International
  Class A(1)                                                     $  63       $ 101       $ 142       $ 254
  Class B
    Assuming redemption at end of period(2)(3)                   $  77       $ 112       $ 150       $ 262
    Assuming no redemption at end of period(3)                   $  27       $  82       $ 140       $ 262
Balanced
  Class A(1)                                                     $  60       $  91       $ 124       $ 218
  Class B
    Assuming redemption at end of period(2)(3)                   $  73       $ 101       $ 132       $ 225
    Assuming no redemption at end of period(3)                   $  23       $  71       $ 122       $ 225
Small Company
  Class A(1)                                                     $  60       $  91       $ 124       $ 218
  Class B
    Assuming redemption at end of period(2)(3)                   $  73       $ 102       $ 133       $ 226
    Assuming no redemption at end of period(3)                   $  23       $  72       $ 123       $ 226
Value Fund
  Class A(1)                                                     $  59       $  89
  Class B
    Assuming redemption at end of period(2)                      $  73       $ 102
    Assuming no redemption at end of period                      $  23       $  72
Intermediate Treasury
  Class A(1)                                                     $  58       $  85       $ 114       $ 197
  Class B
    Assuming redemption at end of period(2)(3)                   $  69       $  89       $ 111       $ 180
    Assuming no redemption at end of period(3)                   $  19       $  59       $ 101       $ 180
High-Yield
  Class A(1)                                                     $  56       $  78       $ 103       $ 173
  Class B
    Assuming redemption at end of period(2)(3)                   $  68       $  87       $ 108       $ 177
    Assuming no redemption at end of period(3)                   $  18       $  57       $  98       $ 177
Managed Bond
  Class A(1)                                                     $  59       $  89       $ 120       $ 210
  Class B
    Assuming redemption at end of period(2)(3)                   $  73       $ 100       $ 130       $ 202
    Assuming no redemption at end of period(3)                   $  23       $  70       $ 120       $ 202

                                    -- 8 --

FUND                                                           1 YEAR      3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------  ---------   ---------   ---------   ---------
Municipal Bond
  Class A(1)                                                     $  54       $  74       $  95       $ 155
  Class B
    Assuming redemption at end of period(2)(3)                   $  65       $  78       $  93       $ 160
    Assuming no redemption at end of period(3)                   $  15       $  48       $  83       $ 160
California
  Class A(1)                                                     $  54       $  73       $  93       $ 152
  Class B
    Assuming redemption at end of period(2)(3)                   $  67       $  82       $  99       $ 166
    Assuming no redemption at end of period(3)                   $  17       $  52       $  89       $ 166
Washington
  Class A(1)                                                     $  58       $  85       $ 114       $ 196
  Class B
    Assuming redemption at end of period(2)(3)                   $  72       $  96       $ 124       $ 196
    Assuming redemption at end of period(3)                      $  22       $  66       $ 114       $ 196
Money Market(4)
  Class A                                                        $   7       $  23       $  40       $  89
  Class B                                                        $   8       $  25       $  43       $  97

(1) Includes deduction at the time of purchase of the maximum sales charge.

(2) Includes deduction at the time of redemption of the applicable CDSC.

(3) Ten-year figures assume conversion of Class B shares to Class A shares in the first month following the investor's sixth anniversary from purchase.

(4) Figures for the Money Market Fund assume that the investor purchased Money Market Fund shares as an initial investment and made no subsequent exchanges.

The purpose of the table is to assist you in understanding the various costs and expenses that an investor in Class A and Class B shares of each Fund would bear, directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. A FUND'S ACTUAL EXPENSES OR PERFORMANCE MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS REQUIRED BY SECURITIES AND EXCHANGE COMMISSION REGULATIONS APPLICABLE TO ALL MUTUAL FUNDS, AND IT IS NOT A PREDICTION OF, NOR DOES IT REPRESENT, PAST OR FUTURE EXPENSES OR THE PERFORMANCE OF ANY FUND.

                                    -- 9 --

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

The amounts shown for each Fund in the Financial Highlights tables that follow are based upon a single Class A or Class B share outstanding for the period indicated. Effective September 30, 1996, each Fund (except the Value and High-Yield Funds) commenced offering Class A and Class B shares. The Value Fund commenced offering Class A and Class B shares on April 30, 1997 (initial public offering) and the High-Yield Fund commenced offering Class A and Class B shares on January 31, 1997. The following selected data has been derived from financial statements that have been audited by Ernst & Young LLP. The data should be read in conjunction with the financial statements, related notes and other financial information included in each Trust's Annual Report to shareholders and incorporated by reference in the Statement of Additional Information. A copy of the Statement of Additional Information may be obtained by calling the number on the first page of this Prospectus.

SAFECO GROWTH FUND


                                                               CLASS A                       CLASS B
                                                             ------------                  ------------
                                                               FOR THE      THREE-MONTH      FOR THE      THREE-MONTH
                                                              YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 1997           1996           1997           1996
                                                             ------------   ------------   ------------   ------------
Net asset value at beginning of period                           $16.97         $15.45         $16.94         $15.45
INCOME FROM INVESTMENT OPERATIONS:
Net investment (loss) income                                      (0.02)         (0.02)         (0.08)         (0.05)
Net realized and unrealized gain (loss) on investment
  transactions                                                     8.44           1.77           8.33           1.77
                                                             ------------   ------------   ------------   ------------
Total from investment operations                                   8.42           1.75           8.25           1.72
                                                             ------------   ------------   ------------   ------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 --             --             --             --
Distributions from realized gains                                 (3.00)         (0.23)         (3.00)         (0.23)
                                                             ------------   ------------   ------------   ------------
Total distributions                                               (3.00)         (0.23)         (3.00)         (0.23)
                                                             ------------   ------------   ------------   ------------
Net asset value at end of period                                 $22.39         $16.97         $22.19         $16.94
                                                             ------------   ------------   ------------   ------------
                                                             ------------   ------------   ------------   ------------
Total return+                                                    49.61%         11.35%         48.70%         11.15%
Net assets at end of period (000's)                              $4,076         $  187         $1,402         $  116
Ratio of expenses to average net assets                           1.06%          1.12%**        1.88%          1.87%**
Ratio of net investment (loss) income to average net assets      (0.33%)        (0.58%)**      (1.16%)        (1.38%)**
Portfolio turnover rate                                          82.57%         82.93%**       82.57%         82.93%**
Average commission rate paid                                     $0.0520        $0.0477        $0.0520        $0.0477


*  Not annualized.
** Annualized.
+ Total return excludes the effects of sales charges. If sales charges were included, the total return would be lower.

                                    -- 10 --

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

SAFECO EQUITY FUND

                                                                CLASS A                       CLASS B
                                                             -------------                 -------------
                                                                FOR THE      THREE-MONTH      FOR THE      THREE-MONTH
                                                              YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 1997           1996           1997           1996
                                                             -------------  -------------  -------------  -------------
Net asset value at beginning of period                         $   16.62      $   15.85      $   16.60      $   15.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.14           0.04           0.02           0.02
Net realized and unrealized gain (loss) on investment
  transactions                                                      3.77           1.35           3.79           1.33
                                                             -------------  -------------  -------------  -------------
Total from investment operations                                    3.91           1.39           3.81           1.35
                                                             -------------  -------------  -------------  -------------
LESS DISTRIBUTIONS:
Dividends from net investment income                               (0.14)         (0.04)         (0.02)         (0.02)
Distributions from realized gains                                  (0.84)         (0.58)         (0.84)         (0.58)
                                                             -------------  -------------  -------------  -------------
Total distributions                                                 0.98)         (0.62)         (0.86)         (0.60)
                                                             -------------  -------------  -------------  -------------
Net asset value at end of period                               $   19.55      $   16.62      $   19.55      $   16.60
                                                             -------------  -------------  -------------  -------------
                                                             -------------  -------------  -------------  -------------
Total return+                                                     23.56%          8.78%*        22.93%          8.50%*
Net assets at end of period (000's)                            $   7,247      $   2,894      $   3,565      $     355
Ratio of expenses to average net assets                            1.24%          0.97%**        1.81%          1.75%**
Ratio of net investment income to average net assets               0.74%          1.38%**        0.12%          0.51%**
Portfolio turnover rate                                           34.26%         59.34%**       34.26%         59.34%**
Average commission rate paid                                   $  0.0573      $  0.0571      $  0.0573      $  0.0571

*  Not Annualized.
** Annualized.
+ Total return excludes the effects of sales charges. If sales charges were included, the total return would be lower.

                                    -- 11 --

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

SAFECO INCOME FUND

                                                                CLASS A                       CLASS B
                                                             -------------                 -------------
                                                                FOR THE      THREE-MONTH      FOR THE      THREE-MONTH
                                                              YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 1997           1996           1997           1996
                                                             -------------  -------------  -------------  -------------
Net asset value at beginning of period                         $   21.15      $   20.03      $   21.12      $   20.03
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.51           0.12           0.38           0.10
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions                                     4.98           1.65           4.94           1.62
                                                             -------------  -------------  -------------  -------------
Total from investment operations                                    5.49           1.77           5.32           1.72
                                                             -------------  -------------  -------------  -------------
LESS DISTRIBUTIONS:
Dividends from net investment income                               (0.51)         (0.12)         (0.38)         (0.10)
Distributions from realized gains                                  (2.11)         (0.53)         (2.11)         (0.53)
                                                             -------------  -------------  -------------  -------------
Total distributions                                                (2.62)         (0.65)         (2.49)         (0.63)
                                                             -------------  -------------  -------------  -------------
Net asset value at end of period                               $   24.02      $   21.15      $   23.95      $   21.12
                                                             -------------  -------------  -------------  -------------
                                                             -------------  -------------  -------------  -------------
Total return+                                                     26.15%          8.85%*        25.35%          8.60%*
Net assets at end of period (000's)                            $     742      $     193      $     798      $     112
Ratio of expenses to average net assets                            1.14%          1.03%**        1.83%          1.79%**
Ratio of net investment income to average net assets               2.50%          2.66%**        1.79%          1.99%**
Portfolio turnover rate                                           52.14%         37.84%**       52.14%         37.84%**
Average commission rate paid                                   $  0.0569      $  0.0573      $  0.0569      $  0.0573

*  Not Annualized.
** Annualized.
+ Total return excludes the effects of sales charges. If sales charges were included, the total return would be lower.

                                    -- 12 --

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

SAFECO NORTHWEST FUND


                                                               CLASS A                       CLASS B
                                                             ------------                  ------------
                                                               FOR THE      THREE-MONTH      FOR THE      THREE-MONTH
                                                              YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 1997           1996           1997           1996
                                                             ------------   ------------   ------------   ------------
Net asset value at beginning of period                           $14.06         $13.78         $14.03         $13.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                             (0.06)         (0.01)         (0.10)         (0.03)
Net realized and unrealized gain (loss) on investment
  transactions                                                     4.39           0.29           4.30           0.28
                                                             ------------   ------------   ------------   ------------
Total from investment operations                                   4.33           0.28           4.20           0.25
                                                             ------------   ------------   ------------   ------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 --             --             --             --
Distributions from realized gains                                 (1.14)            --          (1.14)            --
                                                             ------------   ------------   ------------   ------------
Total distributions                                               (1.14)            --          (1.14)            --
                                                             ------------   ------------   ------------   ------------
Net asset value at end of period                                 $17.25         $14.06         $17.09         $14.03
                                                             ------------   ------------   ------------   ------------
                                                             ------------   ------------   ------------   ------------
Total return+                                                    30.79%          2.03%*        29.93%          1.81%*
Net assets at end of period (000's)                              $1,354         $  369         $1,204         $  232
Ratio of expenses to average net assets                           1.42%          1.40%**        2.09%          2.18%**
Ratio of net investment income to average net assets             (0.61%)        (0.39%)**      (1.30%)        (1.19%)**
Portfolio turnover rate                                          55.42%         67.32%**       55.42%         67.32%**
Average commission rate paid                                     $0.0560        $0.0482        $0.0560        $0.0482


*  Not Annualized.
** Annualized.
+ Total return excludes the effects of sales charges. If sales charges were included, the total return would be lower.

                                    -- 13 --

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

SAFECO INTERNATIONAL STOCK FUND


                                                                CLASS A                         CLASS B
                                                             -------------                   -------------
                                                                FOR THE       THREE-MONTH       FOR THE       THREE-MONTH
                                                              YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                 1997            1996            1997            1996
                                                             -------------   -------------   -------------   -------------
Net asset value at beginning of period                           $ 11.29         $ 10.39         $ 11.28         $ 10.39
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.20              --            0.18              --
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions                                     0.29            0.95            0.22            0.93
                                                             -------------   -------------   -------------   -------------
Total from investment operations                                    0.49            0.95            0.40            0.93
                                                             -------------   -------------   -------------   -------------
LESS DISTRIBUTIONS:
Dividends from net investment income                               (0.21)          (0.05)          (0.13)          (0.04)
Distributions from realized gains                                  (0.02)             --           (0.02)             --
                                                             -------------   -------------   -------------   -------------
Total distributions                                                (0.23)          (0.05)          (0.15)          (0.04)
                                                             -------------   -------------   -------------   -------------
Net asset value at end of period                                 $ 11.55         $ 11.29         $ 11.53         $ 11.28
                                                             -------------   -------------   -------------   -------------
                                                             -------------   -------------   -------------   -------------
Total return+                                                      4.30%           9.19%*          3.48%           8.96%*
Net assets at end of period (000's)                              $   295         $   154         $   331         $   112
Ratio of expenses to average net assets++                          1.87%           1.41%**         2.64%           2.17%**
Ratio of net investment income to average net assets               0.26%          (0.23%)**        0.51%          (1.15%)**
Portfolio turnover rate                                           22.13%          18.51%**        22.13%          18.51%**
Average commission rate paid                                     $0.0246         $0.0223         $0.0246         $0.0223


*  Not Annualized.
** Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
++ Net of reimbursements by advisor. Absent the reimbursements, the ratio of expenses to average net assets would be 2.13% and 1.72% for the year and period ended December 31, 1997 and 1996, respectively, for Class A, and 2.90% and 2.47%, respectively, for Class B.

                                    -- 14 --

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

SAFECO BALANCED FUND

                                                               CLASS A                      CLASS B
                                                             ------------                 ------------
                                                               FOR THE      THREE-MONTH     FOR THE      THREE-MONTH
                                                              YEAR ENDED   PERIOD ENDED    YEAR ENDED   PERIOD ENDED
                                                             DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                                 1997          1996           1997          1996
                                                             ------------  -------------  ------------  -------------
Net asset value at beginning of period                        $    10.69     $   10.38     $    10.70     $   10.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.28          0.09           0.18          0.06
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions                                     1.45          0.44           1.44          0.45
                                                             ------------  -------------  ------------  -------------
Total from investment operations                                    1.73          0.53           1.62          0.51
                                                             ------------  -------------  ------------  -------------
LESS DISTRIBUTIONS:
Dividends from net investment income                               (0.28)        (0.09)         (0.18)        (0.06)
Distributions from realized gains                                  (0.54)        (0.13)         (0.54)        (0.13)
                                                             ------------  -------------  ------------  -------------
Total distributions                                                (0.82)        (0.22)         (0.72)        (0.19)
                                                             ------------  -------------  ------------  -------------
Net asset value at end of period                              $    11.60     $   10.69     $    11.60     $   10.70
                                                             ------------  -------------  ------------  -------------
                                                             ------------  -------------  ------------  -------------
Total return+                                                     16.29%         5.07%*        15.21%         4.85%*
Net assets at end of period (000's)                           $      205     $     110     $      331     $     115
Ratio of expenses to average net assets                            1.52%         1.35%++**       2.28%        2.11%++**
Ratio of net investment income to average net assets               2.55%         3.01%**        2.55%         2.23%**
Portfolio turnover rate                                          101.22%        36.10%**      101.22%        36.10%**
Average commission rate paid                                  $   0.0521     $  0.0548     $   0.0521     $  0.0548

*  Not Annualized.
** Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
++ Net of reimbursements by advisor. Absent the reimbursements, the ratio of expenses to average net assets would be 1.70% and 2.46% for Class A and Class B, respectively.

                                    -- 15 --

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

SAFECO SMALL COMPANY STOCK FUND

                                                               CLASS A                       CLASS B
                                                             ------------                  ------------
                                                               FOR THE      THREE-MONTH      FOR THE      THREE-MONTH
                                                              YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 1997           1996           1997           1996
                                                             ------------   ------------   ------------   ------------
Net asset value at beginning of period                           $11.81         $11.51         $11.79         $11.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                             (0.06)         (0.01)         (0.10)         (0.04)
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions                                    2.80           0.31           2.72           0.32
                                                             ------------   ------------   ------------   ------------
Total from investment operations                                   2.74           0.30           2.62           0.28
                                                             ------------   ------------   ------------   ------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 --             --             --             --
Distributions from realized gains                                 (0.34)            --          (0.34)            --
                                                             ------------   ------------   ------------   ------------
Total distributions                                               (0.34)            --          (0.34)            --
                                                             ------------   ------------   ------------   ------------
Net asset value at end of period                                 $14.21         $11.81         $14.07         $11.79
                                                             ------------   ------------   ------------   ------------
                                                             ------------   ------------   ------------   ------------
Total return+                                                    23.21%          2.61%*        22.23%          2.43%*
Net assets at end of period (000's)                              $  271         $  135         $  396         $  103
Ratio of expenses to average net assets                           1.52%          1.42%++**      2.29%          2.18%++**
Ratio of net investment income to average net assets             (0.60%)        (0.50%)**      (1.35%)        (1.28%)**
Portfolio turnover rate                                          60.81%         73.47%**       60.81%         73.47%**
Average commission rate paid                                     $0.0470        $0.0496        $0.0470        $0.0496

*  Not Annualized.
** Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
++ Net of reimbursements by advisor. Absent the reimbursements, the ratio of expenses to average net assets would be 1.62% and 2.41% for Class A and Class B, respectively.

                                    -- 16 --

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

SAFECO U.S. VALUE FUND


                                                                                      CLASS A            CLASS B
                                                                                 -----------------  -----------------
                                                                                  APRIL 30, 1997     APRIL 30, 1997
                                                                                   (COMMENCEMENT      (COMMENCEMENT
                                                                                 OF OPERATIONS) TO  OF OPERATIONS) TO
                                                                                 DECEMBER 31, 1997  DECEMBER 31, 1997
                                                                                 -----------------  -----------------
Net asset value at beginning of period                                               $   10.00          $   10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                                     0.08               0.02
Net realized and unrealized gain (loss) on investment and foreign currency
  transactions                                                                            1.65               1.65
                                                                                      --------           --------
Total from investment operations                                                          1.73               1.67
                                                                                      --------           --------
LESS DISTRIBUTIONS:
Dividends from net investment income                                                     (0.08)             (0.02)
Distributions from realized gains                                                        (0.47)             (0.47)
                                                                                      --------           --------
Total distributions                                                                      (0.55)             (0.49)
                                                                                      --------           --------
Net asset value at end of period                                                     $   11.18          $   11.18
                                                                                      --------           --------
                                                                                      --------           --------
Total return+                                                                           17.34%*            16.63%*
Net assets at end of period (000's)                                                  $     133          $     221
Ratio of expenses to average net assets **                                               1.48%              2.29%
Ratio of net investment income to average net assets**                                   1.03%              0.20%
Portfolio turnover rate**                                                               36.37%             36.37%
Average commission rate paid                                                         $  0.0372          $  0.0372


*  Not Annualized.
** Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

                                    -- 17 --

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND

                                                                CLASS A                      CLASS B
                                                             -------------                -------------
                                                                FOR THE     THREE-MONTH      FOR THE     THREE-MONTH
                                                              YEAR ENDED    PERIOD ENDED   YEAR ENDED    PERIOD ENDED
                                                             DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                                                 1997           1996          1997           1996
                                                             -------------  ------------  -------------  ------------
Net asset value at beginning of period                         $   10.11     $    10.10     $   10.12     $    10.10
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.55           0.15          0.48           0.14
Net realized and unrealized gain (loss) on investments              0.24           0.01          0.23           0.02
                                                             -------------  ------------  -------------  ------------
Total from investment operations                                    0.79           0.16          0.71           0.16
                                                             -------------  ------------  -------------  ------------
LESS DISTRIBUTIONS:
Dividends from net investment income                               (0.55)         (0.15)        (0.48)         (0.14)
Distributions from capital gains                                      --             --            --             --
                                                             -------------  ------------  -------------  ------------
Total distributions                                                (0.55)         (0.15)        (0.48)         (0.14)
                                                             -------------  ------------  -------------  ------------
Net asset value at end of period                               $   10.35     $    10.11     $   10.35     $    10.12
                                                             -------------  ------------  -------------  ------------
                                                             -------------  ------------  -------------  ------------
Total return                                                       8.03%          1.63%*        7.27%          1.55%*
Net assets at end of period (000's)                            $     365     $      704     $     432     $      223
Ratio of expenses to average net assets                            1.32%          1.07%**++       1.87%        1.72%**++
Ratio of net investment income to average net assets               5.36%          6.07%**       4.78%          5.35%**
Portfolio turnover rate                                           82.36%        125.42%**      82.36%        125.42%**

*  Not annualized.
** Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
++ Net of reimbursements by advisor. Absent the reimbursements, the ratio of expenses to average net assets would be 1.30% and 1.95% for Class A and Class B, respectively.

                                    -- 18 --

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

SAFECO HIGH-YIELD BOND FUND

                                                                                             CLASS A        CLASS B
                                                                                          -------------  -------------
                                                                                          ELEVEN-MONTH   ELEVEN-MONTH
                                                                                          PERIOD ENDED   PERIOD ENDED
                                                                                          DECEMBER 31,   DECEMBER 31,
                                                                                              1997           1997
                                                                                          -------------  -------------
Net asset value at beginning of period                                                      $    8.83      $    8.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                                            0.69           0.63
Net realized and unrealized gain (loss) on investments                                           0.29           0.29
                                                                                          -------------  -------------
Total from investment operations                                                                 0.98           0.92
                                                                                          -------------  -------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                                            (0.69)         (0.63)
Distributions from capital gains                                                                   --             --
                                                                                          -------------  -------------
Total distributions                                                                             (0.69)         (0.63)
                                                                                          -------------  -------------
Net asset value at end of period                                                            $    9.12      $    9.12
                                                                                          -------------  -------------
                                                                                          -------------  -------------
Total return+                                                                                  12.49%*        11.77%*
Net assets at end of period (000's)                                                         $     259      $     355
Ratio of expenses to average net assets                                                         1.10%**        1.81%**
Ratio of net investment income to average net assets                                            7.65%**        6.87%**
Portfolio turnover rate                                                                        85.06%**       85.06%**

*  Not Annualized.
** Annualized.
+ Total return excludes the effects of sales charges. If sales charges were included, the total return for Classes A and B would be lower.

                                    -- 19 --

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

SAFECO MANAGED BOND FUND

                                                               CLASS A                     CLASS B
                                                             ------------                ------------
                                                               FOR THE     THREE-MONTH     FOR THE     THREE-MONTH
                                                              YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                 1997          1996          1997          1996
                                                             ------------  ------------  ------------  ------------
Net asset value at beginning of period                        $     8.35    $     8.35    $     8.35    $     8.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.39          0.11          0.32          0.09
Net realized and unrealized gain (loss) on investments              0.25            --          0.25            --
                                                             ------------  ------------  ------------  ------------
Total from investment operations                                    0.64          0.11          0.57          0.09
                                                             ------------  ------------  ------------  ------------
LESS DISTRIBUTIONS:
Dividends from net investment income                               (0.39)        (0.11)        (0.32)        (0.09)
Distributions from capital gains                                      --            --            --            --
                                                             ------------  ------------  ------------  ------------
Total distributions                                                (0.39)        (0.11)        (0.32)        (0.09)
                                                             ------------  ------------  ------------  ------------
Net asset value at end of period                              $     8.60    $     8.35    $     8.60    $     8.35
                                                             ------------  ------------  ------------  ------------
                                                             ------------  ------------  ------------  ------------
Total return+                                                      7.78%         1.34%*        6.91%         1.15%*
Net assets at end of period (000's)                           $      146    $      140    $      120    $      100
Ratio of expenses to average net assets                            1.45%         1.30%**       2.23%         2.07%**
Ratio of net investment income to average net assets               4.68%         5.22%**       3.79%         4.45%**
Portfolio turnover rate                                          176.50%       136.29%**     176.50%       136.29%**

*  Not Annualized.
** Annualized.
+ Total return excludes the effects of sales charges. If sales charges were included, the total return for Classes A and B would be lower.

                                    -- 20 --

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

SAFECO MUNICIPAL BOND FUND


                                                                CLASS A                       CLASS B
                                                             -------------                 -------------
                                                                FOR THE      THREE-MONTH      FOR THE      THREE-MONTH
                                                              YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 1997           1996           1997           1996
                                                             -------------  -------------  -------------  -------------
Net asset value at beginning of period                         $   13.99      $   13.82      $   13.98      $   13.82
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.68           0.18           0.60           0.15
Net realized and unrealized gain (loss) on investments              0.70           0.17           0.68           0.16
                                                             -------------  -------------  -------------  -------------
Total from investment operations                                    1.38           0.35           1.28           0.31
                                                             -------------  -------------  -------------  -------------
LESS DISTRIBUTIONS:
Dividends from net investment income                               (0.68)         (0.18)         (0.60)         (0.15)
Distributions from realized gains                                  (0.16)            --          (0.16)            --
                                                             -------------  -------------  -------------  -------------
Total distributions                                                (0.84)         (0.18)         (0.76)         (0.15)
                                                             -------------  -------------  -------------  -------------
Net asset value at end of period                               $   14.53      $   13.99      $   14.50      $   13.98
                                                             -------------  -------------  -------------  -------------
                                                             -------------  -------------  -------------  -------------
Total return+                                                     10.17%          2.52%*         9.41%          2.27%*
Net assets at end of period (000's)                            $     390      $     311      $     502      $     112
Ratio of expenses to average net assets                            0.95%          0.82%**        1.53%          1.50%**
Ratio of net investment income to average net assets               4.86%          5.04%**        4.22%          4.42%**
Portfolio turnover rate                                           13.52%          6.66%**       13.52%          6.66%**


*  Annualized.
** Not Annualized.
+ Total return excludes the effects of sales charges. If sales charges were included, the total return for Classes A and B would be lower.

                                    -- 21 --

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

SAFECO CALIFORNIA TAX-FREE INCOME FUND

                                                  CLASS A                     CLASS B
                                               -------------               -------------
                                                  FOR THE     THREE-MONTH     FOR THE     THREE-MONTH
                                                YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                                               DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                   1997          1996          1997          1996
                                               ------------- ------------- ------------- -------------
Net asset value at beginning of period             $ 12.23       $ 12.07       $ 12.22       $ 12.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.58          0.15          0.48          0.12
Net realized and unrealized gain (loss) on
  investments                                         0.76          0.19          0.76          0.18
                                               ------------- ------------- ------------- -------------
Total from investment operations                      1.34          0.34          1.24          0.30
                                               ------------- ------------- ------------- -------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (0.58)        (0.15)        (0.48)        (0.12)
Distributions from realized gains                    (0.05)        (0.03)        (0.05)        (0.03)
                                               ------------- ------------- ------------- -------------
Total distributions                                  (0.63)        (0.18)        (0.53)        (0.15)
                                               ------------- ------------- ------------- -------------
Net asset value at end of period                   $ 12.94       $ 12.23       $ 12.93       $ 12.22
                                               ------------- ------------- ------------- -------------
                                               ------------- ------------- ------------- -------------
Total return+                                       11.29%         2.83%*       10.46%         2.56%*
Net assets at end of period (000's)                $   460       $   122       $   501       $   101
Ratio of expenses to average net assets              0.91%         0.89%**       1.63%         1.64%**
Ratio of net investment income to average net
  assets                                             4.52%         4.84%**       3.71%         4.08%**
Portfolio turnover rate                              9.83%        10.52%**       9.83%        10.52%**

*  Not Annualized.
** Annualized.
+ Total return excludes the effects of sales charges. If sales charges were included, the total return for Classes A and B would be lower.

                                    -- 22 --

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

SAFECO WASHINGTON STATE MUNICIPAL BOND FUND

                                                                CLASS A                       CLASS B
                                                             -------------                 -------------
                                                                FOR THE      THREE-MONTH      FOR THE      THREE-MONTH
                                                              YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 1997           1996           1997           1996
                                                             -------------  -------------  -------------  -------------
Net asset value at beginning of period                         $   10.53      $   10.45      $   10.55      $   10.45
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.46           0.12           0.38           0.10
Net realized and unrealized gain (loss) on investments              0.42           0.09           0.42           0.11
                                                             -------------  -------------  -------------  -------------
Total from investment operation                                     0.88           0.21           0.80           0.21
                                                             -------------  -------------  -------------  -------------
LESS DISTRIBUTIONS:

Dividends from net investment income                               (0.46)         (0.12)         (0.38)         (0.10)
Distributions from realized gains                                     --          (0.01)            --          (0.01)
                                                             -------------  -------------  -------------  -------------
Total distributions                                                (0.46)         (0.13)         (0.38)         (0.11)
                                                             -------------  -------------  -------------  -------------
Net asset value at end of period                               $   10.95      $   10.53      $   10.97      $   10.55
                                                             -------------  -------------  -------------  -------------
                                                             -------------  -------------  -------------  -------------
Total return+                                                      8.64%          1.94%*         7.75%          1.94%*
Net assets at end of period (000's)                            $     360      $     336      $     239      $     211
Ratio of expenses to average net assets                            1.32%          1.31%**        2.13%          2.06%**
Ratio of net investment income to average net assets               4.39%          4.49%**        3.58%          3.71%**
Portfolio turnover rate                                           11.67%         15.96%**       11.67%         15.96%**

*  Not annualized.
** Annualized.
+ Total return excludes the effects of sales charges. If sales charges were included, the total return for Classes A and B would be lower.

                                    -- 23 --

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

SAFECO MONEY MARKET FUND

                                                                CLASS A                       CLASS B
                                                             -------------                 -------------
                                                                FOR THE      THREE-MONTH      FOR THE      THREE-MONTH
                                                              YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 1997           1996           1997           1996
                                                             -------------  -------------  -------------  -------------
Net asset value at begining of period                          $    1.00      $    1.00      $    1.00      $    1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.05           0.01           0.05           0.01
LESS DISTRIBUTIONS:
Dividends from net investment income                               (0.05)         (0.01)         (0.05)         (0.01)
                                                             -------------  -------------  -------------  -------------
Net asset value at end of period                               $    1.00      $    1.00      $    1.00      $    1.00
                                                             -------------  -------------  -------------  -------------
                                                             -------------  -------------  -------------  -------------
Total return                                                       4.97%          1.21%*         4.94%          1.21%*
Net assets at end of period (000's)                                  537            295            414            106
Ratio of expenses to average net assets                            0.72%          0.55%**        0.78%          0.54%**
Ratio of net investment income to average net assets               4.91%          5.01%**        4.85%          4.96%**

*  Annualized.
** Not annualized.

                                    -- 24 --

ADVISER'S INSTITUTIONAL PRIVATE ACCOUNT PERFORMANCE

The Value Fund's adviser, SAFECO Asset Management Company ("SAM"), has been managing institutional private accounts (the "SAFECO Composite") since 1979. The SAFECO Composite had investment objectives, policies, strategies and risks substantially similar to those of the Value Fund. The data below is provided to illustrate the past performance of SAM in managing substantially similar accounts as measured against the S&P 500 Index and does not represent the performance of the Value Fund.

CALENDAR YEAR TOTAL RETURNS

                                             SAFECO         SAFECO        S&P 500
YEAR                                      COMPOSITE(A)*  COMPOSITE(B)*    INDEX**
----------------------------------------  -------------  -------------  -----------
1988                                            18.61%         17.70%        16.50%
1989                                            19.22%         18.29%        31.43%
1990                                            (4.68%)        (5.46%)       (3.19%)
1991                                            28.32%         27.35%        30.55%
1992                                            12.67%         11.79%         7.68%
1993                                            10.35%          9.48%        10.00%
1994                                             3.13%          2.30%         1.33%
1995                                            36.59%         35.57%        37.50%
1996                                            24.91%         23.95%        23.25%
1997                                            21.41%         20.47%        33.38%

------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1997


                                          PERIOD BEGINNING
                                          APRIL 30, 1997,
                                               ENDING
                                            DECEMBER 31,         ONE           FIVE           TEN
                                               1997*            YEAR           YEARS         YEARS
                                          ----------------  -------------  -------------  -----------
Value Fund
    Class A                                     17.24%++             --             --            --
    Class B                                     16.63%++             --             --            --
SAFECO Composite(A)*                              16.21%          21.41%         18.71%        16.47%
SAFECO Composite(B)*                              15.60%          20.47%         17.79%        15.56%
S&P 500 Index**                                   22.67%          33.38%         20.30%        18.04%


------------------------------

+ Not annualized.

++ Performance excludes sales charges of 4.5% for Class A and a CDSC of 5% for Class B; if included, total returns would have been 11.96% and 11.63% for Class A and Class B, respectively.

* The gross performance of the SAFECO Composite in the tables above is shown after reduction by the Value Fund's 1997 annualized expenses (April 30, 1997 to December 31, 1997) of 1.48% and 2.29% for Class A and Class B, respectively.

** The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

All returns presented were calculated on a total return basis and reflect the reinvestment of capital gains, dividends, and interest. Custodial fees, if any, were not included in the SAFECO Composite calculation. The SAFECO Composite's returns are asset-weighted using beginning-of-period market values adjusted for cash flows.

The Value Fund's size, expenses, timing of purchases and sales of portfolio securities, availability of cash flows, and brokerage commissions may cause the performance of the Value Fund to vary from that of the SAFECO Composite. In addition, the institutional private accounts are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Value Fund by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code. Consequently, the performance results for the SAFECO Composite could have been adversely affected if the accounts included in the Composite had been regulated as investment companies under the federal securities laws. The

                                    -- 25 --
investment results of the SAFECO Composite are unaudited and are not intended to predict or suggest the returns that might be experienced by the Value Fund. Investors should also be aware that the use of a methodology different from that used above to calculate the SAFECO Composite's performance could result in different performance data.

The S&P 500 Index is used for comparison purposes only. The S&P 500 Index is an unmanaged index of representative U.S.
stocks that has no management or expense charges. Performance is based on historical earnings and is not intended to indicate future performance of the Value Fund.

SUB-ADVISER'S INSTITUTIONAL PRIVATE ACCOUNT PERFORMANCE

The International Fund's sub-adviser, Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), has been managing separate accounts for institutional clients in the United States for eight years. These accounts had investment objectives, policies, strategies and risks substantially similar to those of the International Fund. BIAM's past performance in advising these accounts was a key factor in its selection as the Fund's sub-adviser. The performance set forth in the tables below is based on the return achieved on BIAM's fully discretionary international equity composite of accounts (the "BIAM Composite"). The BIAM Composite data is provided to illustrate the past performance of BIAM in managing substantially similar accounts as measured against the International Fund and the EAFE Index, and does not represent the performance of the International Fund.

CALENDAR YEAR TOTAL RETURNS

                                              BIAM             BIAM           EAFE
YEAR                                      COMPOSITE(A)     COMPOSITE(B)      INDEX*
----------------------------------------  -------------  -----------------  ---------
1990                                            (4.19%)          (4.96%)       (23.20%)
1991                                            11.11%           10.28%         12.50%
1992                                            11.51%           10.68%        (11.85%)
1993                                            41.10%           40.11%         32.94%
1994                                            (7.59%)          (8.32%)         8.06%
1995                                            18.63%           17.75%         11.55%
1996                                            22.03%           21.14%          6.36%
1997                                             4.28%            3.49%          2.06%

------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1997


                                                         PERIOD BEGINNING
                                                         JANUARY 31, 1996,
                                               ONE            ENDING          FIVE
                                              YEAR       DECEMBER 31, 1997    YEARS
                                          -------------  -----------------  ---------
International Fund**
    Class A                                      4.30%            9.53%            --
    Class B                                      3.48%            8.96%            --
BIAM Composite(A)                                4.28%           11.46%         14.50%
BIAM Composite(B)                                3.49%           10.61%         13.65%
EAFE Index*                                      2.06%            4.14%         11.71%


------------------------------


* The Morgan Stanley Europe, Australasia and Far East Index ("EAFE Index") is a market-weighted aggregate of 20 individual country indices that collectively represent many of the major markets of the world, excluding Canada and the United States.


** The performance information of the Class A and Class B shares of the International Fund reflects the actual performance of the Class A and Class B shares excluding sales charges for the period September 30, 1996 to December 31, 1997, and the performance of the No-Load Class of the Fund for the period prior to September 30, 1996. Had the performance reflected sales charges of 4.5% for Class A and a CDSC of 5% for Class B, the one year returns would have been (.39%) and (1.52%) for Class A and Class B, respectively, and the January 31, 1996 to December 31, 1997 returns would have been 6.93% and 7.01% for Class A and Class B, respectively. Performance information would have been lower for the period prior to September 30, 1996 if Rule 12b-1 fees were reflected. The gross performance of the Composite in the tables above is shown after reduction by the International Fund's 1997 reimbursed expenses of 1.87% and 2.64% for Class A and Class B, respectively (absent reimbursements, expenses would have been 2.13% and 2.90% for Class A and Class B, respectively).

                                    -- 26 --

All returns presented were calculated on a total-return basis and reflect the reinvestment of capital gains, dividends, and interest. Custodial fees, if any, were not included in the BIAM Composite calculation. The BIAM Composite's returns are asset-weighted using beginning-of-period market values adjusted for cash flows.

The International Fund's size, expenses, timing of purchases and sales of portfolio securities, availability of cash flows, and brokerage commissions may cause the performance of the International Fund to vary from that of the BIAM Composite. In addition, the BIAM Composite accounts are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the International Fund by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code. Consequently, the performance results for the BIAM Composite could have been adversely affected if the accounts included in the BIAM Composite had been regulated as investment companies under the federal securities laws.


The investment results of the BIAM Composite are unaudited and are not intended to predict or suggest the returns that might be experienced by the International Fund. Investors should also be aware that the use of a methodology different from that used above to calculate performance could result in different performance data.


The EAFE Index is used for comparison purposes only. The EAFE Index is an unmanaged index of representative international stocks that has no management or expense charges. Performance is based on historical earnings and is not intended to indicate future performance of the International Fund.

ALTERNATIVE PURCHASE ARRANGEMENT

This Prospectus offers two classes of shares for each Fund. For each Fund, except the Money Market Fund, Class A shares are sold at net asset value plus an initial sales charge of up to 4.5%. Class A shares also pay an annual Rule 12b-1 service fee of 0.25% of the average daily net assets of the Class A shares. For each Fund, except the Money Market Fund, Class B shares are sold at net asset value with no initial sales charge, but a CDSC of up to 5% applies to redemptions made within six years of purchase. Class B shares also pay an annual Rule 12b-1 service fee of 0.25% of the average daily net assets of the Class B shares and an annual Rule 12b-1 distribution fee of 0.75% of the average daily net assets of the Class B shares. Class B shares convert to Class A shares in the first month following the investor's sixth anniversary from purchase. The maximum investment amount in Class B shares is $500,000.

Class A and B shares of the Money Market Fund are sold at net asset value, are not subject to sales charges, and do not currently pay Rule 12b-1 fees. Money Market Fund Class A and Class B shares may be subject to sales charges if an investor exchanges into Class A or Class B shares of another Fund. See "Purchasing Class A Shares" and "Purchasing Class B Shares."

For shareholders of each Fund except the Money Market Fund, the alternative purchase arrangement permits an investor to choose the method of purchasing shares that is most beneficial, given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution and service fees and CDSCs on Class B shares prior to conversion would be less than the initial sales charge and accumulated service fee on Class A shares purchased at the same time.

Class A shares will normally be more beneficial than Class B shares to investors who qualify for reduced initial sales charges or a sales load waiver on Class A shares. Class A shares are subject to a service fee (but not a distribution fee) and, accordingly, pay correspondingly higher dividends per share than Class B shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares.

Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class B shares. The CDSC imposed on the redemption of Class B shares decreases and is

                                    -- 27 --
completely eliminated with respect to such shares beginning in the first month following the investor's sixth anniversary from purchase. Class B shares automatically convert to Class A shares (which are subject to lower continuing charges) in the first month following the investor's sixth anniversary from purchase.

See "How to Purchase Shares" for more information about each Fund's shares.

EACH FUND'S INVESTMENT OBJECTIVE AND POLICIES

The investment objective and investment policies for each Fund are described below. A Trust's Board of Trustees may change a Fund's (except the California Fund's) objective without a shareholder vote, but no such change will be made without prior written notice to shareholders of that Fund (60 days' in the case of the Money Market, Municipal Bond, and Washington Funds, and 30 days' in the case of the other Funds). The California Fund has a fundamental investment objective that may not be changed without a shareholder vote. In the event a Fund changes its investment objective, the new objective may not meet the investment needs of every shareholder and may be different from the objective a shareholder considered appropriate at the time of initial investment.

Each Fund has adopted a number of investment restrictions. If a Fund satisfies a percentage limitation at the time of investment, a later increase or decrease in value, assets or other circumstances will not be considered in determining whether the Fund complies with the applicable policy (except to the extent the change may impact the Fund's borrowing limits). Unless otherwise stated, the investment policies and limitations described below under each Fund's description and "Common Investment Practices" are non-fundamental and may be changed without a shareholder vote.

For a further description of each Fund's investment policies and restrictions, see the "Overview of Investment Policies" section, the applicable "Investment Policies" section and the "Additional Investment Information" section of the Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES OF THE STOCK FUNDS

GROWTH FUND

The Growth Fund has as its investment objective to seek growth of capital and the increased income that ordinarily follows from such growth. The Growth Fund ordinarily invests a preponderance of its assets in common stock selected primarily for potential appreciation. Such investments may cause its share price to be more volatile than the Equity and Income Funds.

To pursue its investment objective, the Growth Fund:

1. WILL INVEST A PREPONDERANCE OF ITS ASSETS IN COMMON STOCKS SELECTED PRIMARILY FOR POTENTIAL APPRECIATION. To determine those common stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power.

2. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK, EITHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER). The Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation.

3. MAY INVEST UP TO 5% OF NET ASSETS IN CONTINGENT VALUE RIGHTS. A contingent value right is a right issued by a corporation that takes on a preestablished value if the underlying common stock does not attain a target price by a specified date.

See "Description of Stocks, Bonds and Convertible Securities" for a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities.

                                    -- 28 --

EQUITY FUND

The Equity Fund has as its investment objective to seek long-term growth of capital and reasonable current income. The Equity Fund invests principally in common stock selected for appreciation and/ or dividend potential and from a long-range investment standpoint. The Equity Fund does not seek to achieve both growth and income with every portfolio security investment. Rather, it attempts to achieve a reasonable balance between growth and income on an overall basis.

To pursue its investment objective, the Equity Fund:

1. WILL INVEST, DURING NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES (WHICH INCLUDE COMMON STOCKS AND PREFERRED STOCKS). The Fund will invest principally in common stocks selected by SAM primarily for appreciation and/or dividend potential and from a long-range investment standpoint.

2. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK, WHETHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER), EXCEPT THAT LESS THAN 35% OF ITS NET ASSETS WILL BE INVESTED IN SUCH SECURITIES. The Equity Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Equity Fund's net assets will be invested in such securities. The Equity Fund will not purchase a bond rated below Ca by Moody's Investors Service, Inc. ("Moody's") or CC by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies ("S&P") or which is in default on the payment of principal and interest. Bonds rated Ca or CC are highly speculative and have large uncertainties or major risk exposures. See "Risk Factors" for more information.

See "Description of Stocks, Bonds and Convertible Securities" for a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities. See "Description of Ratings" for a description of debt securities ratings.

INCOME FUND

The Income Fund has as its investment objective to seek high current income and, when consistent with its objective, the long-term growth of capital. The Fund currently intends to place greatest emphasis on holding common stock, convertible corporate bonds and convertible preferred stock. SAM will select securities primarily for current income, but also with a view toward capital growth when this can be accomplished without conflicting with the Fund's investment objective.

To pursue its investment objective, the Income Fund:

1. WILL INVEST PRIMARILY IN COMMON STOCK AND ALSO IN CONVERTIBLE AND NONCONVERTIBLE CORPORATE BONDS AND PREFERRED STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK EITHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER). The Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The Income Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Income Fund's net assets will be invested in such securities. Bonds rated Ca by Moody's or CC by S&P are highly speculative and have large uncertainties or major risk exposures. See "Risk Factors" for more information.

2. MAY INVEST UP TO 10% OF TOTAL ASSETS IN EURODOLLAR BONDS. Eurodollar bonds are bonds issued by either the U.S. or foreign issuers that are traded in the European bond market and are denominated in U.S. dollars. Eurodollar bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks may include nationalization of the issuer, confiscatory taxation by the foreign government that would inhibit the ability of the issuer to make principal and

                                    -- 29 --
    interest payments to the Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and, finally, difficulty in enforcing claims against foreign issuers in the event of default.

See "Description of Stocks, Bonds and Convertible Securities" for a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities. See "Description of Ratings" for a description of debt securities ratings. See "Debt Securities Holdings" for a breakdown of the debt securities held by the Income Fund during the year ended December 31, 1997.

NORTHWEST FUND

The Northwest Fund has as its investment objective to seek long-term growth of capital through investing primarily in Northwest companies. To pursue its objective, the Fund will invest at least 65% of its total assets in securities issued by companies with their principal executive offices located in Alaska, Idaho, Montana, Oregon, or Washington.

To pursue its investment objective, the Northwest Fund:

1. WILL ORDINARILY INVEST ITS ASSETS IN SHARES OF COMMON STOCKS AND PREFERRED STOCKS OF COMPANIES LOCATED IN THE NORTHWEST SELECTED PRIMARILY FOR POTENTIAL LONG-TERM APPRECIATION. To determine those common and preferred stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management, and earnings power. The Fund generally invests a portion of its assets in smaller companies. See "Risk Factors" for more information about the risks of investing primarily in companies located in the Northwest and information about the risks inherent in geographic concentration generally.

2. MAY OCCASIONALLY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK WHEN, IN THE OPINION OF SAM, THE EXPECTED TOTAL RETURN OF A CONVERTIBLE SECURITY EXCEEDS THE EXPECTED TOTAL RETURN OF COMMON STOCK ELIGIBLE FOR PURCHASE BY THE FUND. The Fund may purchase corporate bonds and preferred stock that convert to common stock either automatically after a specified period of time or at the option of the issuer. The Fund will purchase those convertible securities which, in SAM's opinion, have underlying common stock with potential for long-term growth. The Fund will purchase convertible securities which are investment grade, I.E., rated in the top four categories by either S&P or Moody's.

For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities." See "Description of Ratings" for a description of debt securities ratings.

INTERNATIONAL FUND

The investment objective of the International Fund is to seek maximum long-term total return (capital appreciation and income) by investing primarily in common stock of established non-U.S. companies. To pursue its objective, the International Fund, under normal market conditions, will invest at least 65% of its total assets in the securities of companies domiciled in at least five countries, not including the United States.

To pursue its investment objective, the International Fund:

1. WILL INVEST PRIMARILY IN COMMON STOCK OF NON-U.S. COMPANIES. Common stock issued by foreign companies is subject to various risks in addition to those associated with U.S. investments. For example, the value of the common stock depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the common stock is issued.

2. MAY INVEST IN PREFERRED STOCK AND CONVERTIBLE SECURITIES ISSUED BY FOREIGN COMPANIES.

                                    -- 30 --

3. MAY INVEST IN DEBT SECURITIES ISSUED BY FOREIGN COMPANIES AND GOVERNMENTS. The Fund will make such investments primarily for defensive purposes, but may also do so where anticipated interest rate movements, or other factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governments or governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. Repayment of principal and interest may depend also upon political and economic factors.

4. MAY INVEST IN PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS"), WHICH INCLUDE FUNDS OR TRUSTS ORGANIZED AS INVESTMENT VEHICLES TO INVEST IN COMPANIES OF CERTAIN FOREIGN COUNTRIES. Investors in PFICs bear their proportionate share of the PFIC's management fees and other expenses. See "Additional Tax Information" in the Statement of Additional Information.

5. MAY PURCHASE AND SELL PUT AND CALL OPTIONS ON SECURITIES, FINANCIAL INDICES AND FOREIGN CURRENCIES, MAY PURCHASE AND SELL THE FOLLOWING NON-LEVERAGED DERIVATIVE SECURITIES: FUTURES CONTRACTS AND RELATED OPTIONS WITH RESPECT TO SECURITIES, FINANCIAL INDICES AND FOREIGN CURRENCIES, AND MAY ENTER INTO FOREIGN CURRENCY TRANSACTIONS SUCH AS FORWARD CONTRACTS. The Fund may employ certain strategies and techniques utilizing these instruments to mitigate its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values. There is no guarantee that these strategies and techniques will work. An option gives an owner the right to buy or sell securities at a predetermined exercise price for a given period of time. The writer of an option is obligated to purchase or sell (depending upon the nature of the option) the underlying securities if the option is exercised during the specified period of time. A futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a security at the close of the last trading day of the contract and the price at which the agreement is made. A forward currency contract is an agreement to purchase or sell a foreign currency at some future time for a fixed amount of U.S. dollars. The Fund, under normal conditions, will not sell a put or call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Fund's net assets. The Fund will not purchase a put or call option or option on a futures contract if, as a result thereof, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of its net assets. In addition, the Fund will not enter into any futures contract or option on a futures contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of its net assets.

See "Risk Factors" for more information about the risks inherent in securities issued by foreign issuers and in the purchase and sale of options, futures and forward contracts. See "Description of Stocks, Bonds and Convertible Securities" for a brief description of common stock, preferred stock, convertible securities, and bonds and other debt securities.

BALANCED FUND

The Balanced Fund has as its investment objective to seek growth and income consistent with the preservation of capital. To pursue its objective, the Balanced Fund will invest primarily in equity and fixed-income securities and will occasionally alter the mix of its equity and fixed-income securities. Such action will be taken in response to economic conditions and generally in small increments. The Balanced Fund will not make significant changes in its asset mix in an attempt to "time the market."

                                    -- 31 --

To pursue its investment objective, the Balanced Fund:

1. WILL ORDINARILY INVEST FROM 50% TO 70% OF ITS TOTAL ASSETS IN EQUITY SECURITIES, WHICH INCLUDE COMMON STOCK, PREFERRED STOCK AND SECURITIES CONVERTIBLE INTO COMMON STOCK. The Fund will invest principally in common stocks selected by SAM primarily for appreciation and/or dividend potential and from a long-range investment standpoint. The Fund may purchase corporate bonds and preferred stock that convert to common stock either automatically after a specified period of time or at the option of the issuer.

    The Fund will purchase those convertible securities which, in SAM's opinion, have underlying common stock with potential for long-term growth. The Fund will purchase convertible securities which are investment grade, i.e., rated in the top four categories by either S&P or Moody's.

2. WILL INVEST AT LEAST 25% OF ITS TOTAL ASSETS IN FIXED-INCOME SENIOR SECURITIES. The Fund will purchase only those U.S. Government and investment grade debt obligations or nonrated debt obligations which in SAM's view contain the credit characteristics of investment grade debt obligations. Investment grade obligations (rated between Aaa-Baa by Moody's and AAA-BBB by S&P) are from high to medium quality. Medium-quality obligations possess speculative characteristics and may be more sensitive to economic changes and changes to the financial condition of issuers.

See "Description of Stocks, Bonds and Convertible Securities" for a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities. See "Description of Ratings" for a description of debt securities ratings.

SMALL COMPANY FUND

The Small Company Fund has as its investment objective to seek long-term growth of capital through investing primarily in small-sized companies. To pursue its objective, the Small Company Fund will invest primarily in companies with total market capitalization of less than $1 billion.

To pursue its investment objective, the Small Company Fund:

1. WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN COMMON STOCK AND PREFERRED STOCK OF SMALL-SIZED COMPANIES WITH TOTAL MARKET CAPITALIZATION OF LESS THAN $1 BILLION. Companies whose capitalization falls outside this range after purchase continue to be considered small-capitalized for purposes of the 65% policy. The Fund will invest principally in common stock selected by SAM primarily for appreciation and/or dividend potential and from a long-range investment standpoint. In determining those common and preferred stock which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management, and earnings power. Investments in small or newly formed companies involve greater risks than investments in larger, more established issuers, and their securities can be subject to more abrupt and erratic movements in price. See "Risk Factors" for more information about the risks inherent in securities issued by small companies.

2. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK WHEN, IN SAM'S OPINION, THE EXPECTED TOTAL RETURN OF A CONVERTIBLE SECURITY EXCEEDS THE EXPECTED TOTAL RETURN OF COMMON STOCK ELIGIBLE FOR PURCHASE BY THE FUND. The Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Fund's net assets will be invested in such securities. Bonds rated Ca by Moody's or CC by S&P are highly speculative and have large uncertainties or major risk exposures. See "Risk Factors" for more information.

See "Description of Stocks, Bonds and Convertible Securities" for a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities. See "Description of Ratings" for a description of debt securities ratings.

                                    -- 32 --

VALUE FUND

The Value Fund has as its investment objective to seek long-term growth of capital and income. The Value Fund primarily invests in common stock selected for potential appreciation and income, using fundamental value analysis. The Value Fund will invest of least 65% of its assets in common stock and preferred stock issued by U.S. companies.

To pursue its investment objective, the Value Fund:

1. WILL INVEST A PREPONDERANCE OF ITS ASSETS IN COMMON STOCKS SELECTED PRIMARILY FOR POTENTIAL APPRECIATION. To determine those common stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power.

2. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK, EITHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER). The Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The Value Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk bonds" or in comparable, unrated bonds, but less than 35% of the Value Fund's net assets will be invested in such securities. Bonds rated Ca by Moody's or CC by S&P are highly speculative and have large uncertainties or major risk exposures. See "Risk Factors" for more information.

See "Description of Stocks, Bonds and Convertible Securities" for a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities. See "Description of Ratings" for a description of debt securities ratings.

COMMON INVESTMENT PRACTICES OF THE STOCK FUNDS

Each of the Stock Funds may also follow the investment practices described below:

1. MAY INVEST IN BONDS AND OTHER DEBT SECURITIES. Each Fund may invest in bonds and other debt securities that are rated investment grade by Moody's or S&P, or unrated bonds determined by SAM to be of comparable quality to such rated bonds. Bonds rated in the lowest category of investment grade (Baa by Moody's and BBB by S&P) and comparable unrated bonds have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

    After purchase by a Stock Fund, a corporate bond may be downgraded or, if unrated, may cease to be comparable to a rated security. Neither event will require a Stock Fund to dispose of that security, but SAM will take a downgrade or loss of comparability into account in determining whether the Fund should continue to hold the security in its portfolio. The Equity Fund will not hold more than 3% of its total assets and the Income Fund will not hold more than 1% of its total assets in bonds that go into default on the payment of principal and interest after purchase. In the event that 35% or more of a Stock Fund's net assets is held in securities rated below investment grade due to a downgrade of one or more corporate bonds, SAM will engage in an orderly disposition of such securities to the extent necessary to ensure that the Fund's holdings of such securities remain below 35% of the Fund's net assets.

2. MAY INVEST IN WARRANTS. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrant. Generally, the value of a warrant will fluctuate by greater percentages than the value of the underlying common stock. The primary risk associated with a warrant is that the term of the warrant may expire before the exercise price of the common stock has been reached. Under these circumstances, a Stock Fund could lose all of its principal investment in the warrant.

3. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH-QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH-QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END

                                    -- 33 --

    MONEY MARKET FUNDS (EXCEPT THE EQUITY FUND) OR REPURCHASE AGREEMENTS. The Stock Funds may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. With respect to repurchase agreements, the Equity and Northwest Funds will not invest more than 10% of their total assets in repurchase agreements and the Growth, Equity, Income and Northwest Funds will not purchase repurchase agreements that mature in more than seven days. Counterparties of foreign repurchase agreements may be less creditworthy than U.S. counterparties.

4. MAY PURCHASE SECURITIES ON A "WHEN-ISSUED" OR "DELAYED-DELIVERY" BASIS OR PURCHASE OR SELL SECURITIES ON A "FORWARD COMMITMENT" BASIS. Under this procedure, a Stock Fund agrees to acquire securities that are to be issued and delivered against payment in the future. The price, however, is fixed at the time of commitment. When a Stock Fund purchases when-issued or delayed-delivery securities, its custodian bank will maintain in a temporary holding account cash, U.S. Government securities or other high-grade debt obligations having a value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the temporary holding account or from then-available cash flow. If a Stock Fund chooses to dispose of the right to acquire a when-issued or delayed delivery security prior to its acquisition, it could incur a gain or loss due to market fluctuations. Use of these techniques may affect a Fund's share price in a manner similar to leveraging.

5. MAY INVEST IN AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs are registered receipts evidencing ownership of an underlying foreign security. They typically are issued in the United States by a bank or trust company. In addition to the risks of foreign investment applicable to the underlying securities, ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank or trust company, or that such information in the U.S. market may not be current. ADRs which are structured without sponsorship of the issuer of the underlying foreign security may also be subject to the risk that the foreign issuer may not provide financial and other material information to the U.S. bank or trust company issuer. The International Fund may utilize European Depositary Receipts ("EDRs"), which are similar instruments. EDRs may be in bearer form and are designed for use in the European securities markets.

6. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, EXCEPT THE INTERNATIONAL FUND, WHICH MAY INVEST 100% OF ITS ASSETS IN FOREIGN SECURITIES. Foreign securities are subject to risks in addition to those inherent in investments in domestic securities. See "Risk Factors" for more information about the risks associated with investments in foreign securities.

7. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN SHARES OF REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs purchase real property, which is then leased, and make mortgage investments. For federal income tax purposes, REITs attempt to qualify for beneficial "modified pass-through" tax treatment by annually distributing at least 95% of their taxable income. If a REIT were unable to qualify for such tax treatment, it would be taxed as a corporation and the distributions made to its shareholders would not be deductible by it in computing its taxable income. REITs are dependent upon the successful operation of properties owned and the financial condition of lessees and mortgagors. The value of REIT units fluctuates, depending on the underlying value of the real property and mortgages owned and the amount of cash flow (net income plus depreciation) generated and paid out. In addition, REITs typically borrow to increase funds available for investment. Generally, there is a greater risk associated with REITs that are highly leveraged.

8. MAY INVEST IN RESTRICTED SECURITIES, PROVIDED THAT SAM HAS DETERMINED THAT SUCH SECURITIES ARE LIQUID UNDER GUIDELINES ADOPTED BY THE COMMON STOCK TRUST'S BOARD OF TRUSTEES. Restricted securities may be sold only in offerings registered under the Securities Act of 1933, as amended ("1933 Act"), or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of

                                    -- 34 --
    certain restricted securities to qualified institutional buyers. Investing in restricted securities may decrease the liquidity of a Stock Fund's portfolio to the extent that qualified institutional buyers or other buyers become, for a time, unwilling to purchase the securities. As a result, a Stock Fund may not be able to sell these securities when its investment adviser or sub-investment adviser deems it advisable to sell, or may have to sell them at less than fair value. In addition, market quotations are sometimes less readily available for restricted securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

9. MAY INVEST IN SECURITIES WHOSE PERFORMANCE AND PRINCIPAL AMOUNT AT MATURITY ARE LINKED TO A SPECIFIED EQUITY SECURITY OR SECURITIES INDEX. The value of an indexed security is determined by reference to a specific equity instrument or statistic. The performance of indexed securities depends largely on the performance of the securities or indices to which they are indexed, but such securities are also subject to credit risks associated with the issuer of the security. Indexed securities may also be more volatile than their underlying instruments.

10. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN SECURITIES OF UNSEASONED ISSUERS. Unseasoned issuers are those companies which, together with any predecessors, have been in operation for less than three years.

11. MAY (EXCEPT FOR THE EQUITY FUND) PURCHASE AND WRITE (I.E., SELL) COVERED CALL OPTIONS AND PURCHASE PUT AND CALL OPTIONS ON STOCK INDICES. The Funds (except the Equity Fund) may employ certain strategies and techniques utilizing these types of options to mitigate their exposure to factors that affect security values. (The International Fund may utilize other types of options as described above under "Each Fund's Investment Objective and Policies -- International Fund.") There is no guarantee that these strategies and techniques will work. An option gives an owner the right to buy or sell securities at a predetermined exercise price for a given period of time. The writer of a call option is obligated to sell the underlying securities if the option is exercised during the specified period of time. A Fund that writes a call option and wishes to terminate the obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Options on stock indices are similar to options on stock except that, rather than obtaining the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the strike price of the option. A Fund will write call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A Fund, under normal conditions, will not write a call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Fund's net assets. A Fund will not purchase an option if, as a result thereof, its aggregate investment in options would exceed 5% of its total assets. The International Fund's investment in options is not limited by this paragraph. See "Each Fund's Investment Objective and Policies -- International Fund" for a discussion of the International Fund's policies regarding investment in options. See "Risk Factors" for more information about the risks inherent in the purchase and sale of options.

See "Description of Stocks, Bonds and Convertible Securities" for a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities. See "Description of Ratings" for a description of debt securities ratings.

The following restrictions are fundamental policies of the Stock Funds that cannot be changed without shareholder vote.

1. EACH FUND, WITH RESPECT TO 75% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

2. THE GROWTH, INCOME AND NORTHWEST FUNDS MAY NOT PURCHASE MORE THAN 10% OF ANY CLASS OF SECURITIES OF ANY ONE ISSUER.

                                    -- 35 --

3. EACH FUND, WITH RESPECT TO 100% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT PURCHASE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

4. EACH STOCK FUND MAY BORROW MONEY ONLY FOR TEMPORARY OR EMERGENCY PURPOSES, AND THE GROWTH FUND ONLY FOR EXTRAORDINARY OR EMERGENCY PURPOSES, FROM A BANK OR AFFILIATE OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. The Growth, Income, and Northwest Funds will not borrow amounts in excess of 20%, and the Equity, Balanced, International, Small Company, and Value Funds will not borrow amounts in excess of 33% of total assets. A Stock Fund will not purchase securities if borrowings equal to or greater than 5% of total assets are outstanding for that Fund.

For more information, see the "Investment Policies of the Stock Funds" and "Additional Investment Information" sections of the Statement of Additional Information.

INVESTMENT POLICIES OF THE INTERMEDIATE TREASURY FUND

The investment objective of the Intermediate Treasury Fund is to provide as high a level of current income as is consistent with the preservation of capital. The Intermediate Treasury Fund will seek to maintain a portfolio of U.S. Treasury obligations with an average dollar weighted maturity of between three and ten years; however, individual obligations held by the Intermediate Treasury Fund may have maturities outside that range.

To pursue its investment objective, the Intermediate Treasury Fund:

1. WILL INVEST, DURING NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS IN DIRECT OBLIGATIONS OF THE U.S. TREASURY SUCH AS U.S. TREASURY BILLS, NOTES, AND BONDS. The Intermediate Treasury Fund may also invest in stripped securities that are direct obligations of the U.S. Treasury. Direct obligations of the U.S. Treasury are supported by the full faith and credit of the U.S. Government.

2.  WILL INVEST UP TO 35% OF ITS TOTAL ASSETS IN:

    OTHER U.S. GOVERNMENT SECURITIES, including (a) securities supported by the full faith and credit of the U.S. Government but that are not direct obligations of the U.S. Treasury, such as securities issued by the Government National Mortgage Association ("GNMA"), (b) securities that are not supported by the full faith and credit of the U.S. Government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and (c) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority ("TVA"). While U.S. Government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

    CORPORATE DEBT SECURITIES which at the time of purchase are rated in the top three grades (A or higher) by either Moody's or S&P, or, if unrated, determined by SAM to be of comparable quality to such rated debt securities. In addition to reviewing ratings, SAM will analyze the quality of rated and unrated corporate bonds for purchase by the Fund by evaluating various factors that may include the issuer's capital structure, earnings power and quality of management. See "Description of Ratings."

3. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN YANKEE SECTOR DEBT SECURITIES, EURODOLLAR BONDS AND MUNICIPAL SECURITIES. See "Additional Investment Information -- Bond Funds and Managed Bond Fund" in the Statement of Additional Information for more information about these securities.

                                    -- 36 --

INVESTMENT POLICIES OF THE HIGH-YIELD FUND

The High-Yield Fund has as its investment objective to provide a high level of current interest income through the purchase of high-yield, fixed-income securities. The higher yields that the Fund seeks are usually available from lower-rated or unrated securities sometimes referred to as "junk bonds." The maturity of the debt obligations held by the Fund may range from 1 to 30 years.

To pursue its investment objective, the High-Yield Fund:

1. WILL INVEST, DURING NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS PORTFOLIO IN HIGH-YIELD, FIXED-INCOME SECURITIES. The High-Yield Fund may purchase debt and preferred stock issues (including convertible securities) which are below investment grade, I.E., rated lower than the top four grades by S&P or Moody's, or, if not rated by these agencies, in the opinion of SAM, have credit characteristics comparable to such rated securities. Up to 25% of the Fund's total assets may be invested in such unrated securities. SAM will determine the quality of unrated obligations by evaluating the issuer's capital structure, earnings power, and quality of management. Unrated securities may not be as attractive to as many investors as rated securities. In addition, the Fund may invest up to 5% of its total assets in securities which are in default. The Fund will purchase securities which are in default only when, in SAM's opinion, the potential for high yield outweighs the risk.

    While fixed-income securities rated lower than investment grade generally lack characteristics of a desirable investment, they normally offer a current yield or yield-to-maturity which is significantly higher than the yield available from securities rated as investment grade. These securities are speculative and involve greater investment risks due to the issuers' reduced creditworthiness and increased likelihood of default and bankruptcy. In addition, these securities are frequently subordinated to senior securities. See "Risk Factors" for further explanation of the special risks associated with investing in lower-rated, fixed-income securities.

    See "Description of Ratings" for a description of debt ratings. See "Debt Securities Holdings" for a breakdown of the debt securities held by the High-Yield Fund during the year ended December 31, 1997. The High-Yield Fund may retain an issue whose rating has been changed.

2. MAY INVEST IN FIXED-INCOME SECURITIES WITH EQUITY FEATURES WHEN COMPARABLE IN YIELD AND RISK TO FIXED-INCOME SECURITIES WITHOUT EQUITY FEATURES, BUT ONLY WHEN ACQUIRED AS A RESULT OF UNIT OFFERINGS WHICH CARRY AN EQUITY ELEMENT SUCH AS COMMON STOCK, RIGHTS OR OTHER EQUITY SECURITIES. The Fund will hold these common stocks, rights or other equity securities until SAM determines that, in its opinion, the optimal time for sale of the equity security has been reached.

3. MAY INVEST IN RESTRICTED SECURITIES ELIGIBLE FOR RESALE UNDER RULE 144A ("RULE 144A SECURITIES"), PROVIDED THAT SAM HAS DETERMINED THAT SUCH SECURITIES ARE LIQUID UNDER GUIDELINES ADOPTED BY THE BOARD OF TRUSTEES. Restricted securities may be sold only in offerings registered under the Securities Act of 1933 ("1933 Act") or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of certain restricted securities to qualified institutional buyers. Investing in Rule 144A securities could have the effect of decreasing the liquidity of a Fund's portfolio to the extent that qualified institutional buyers or other buyers become, for a time, unwilling to purchase the securities.

4. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN MUNICIPAL SECURITIES WHICH ARE RATED LOWER THAN THE TOP THREE GRADES ASSIGNED BY MOODY'S OR S&P OR ARE UNRATED BUT COMPARABLE TO SUCH RATED SECURITIES IF, IN THE OPINION OF SAM, THE POTENTIAL FOR APPRECIATION IS GREATER THAN, AND YIELD IS COMPARABLE TO OR GREATER THAN, SIMILARLY RATED TAXABLE SECURITIES. Investment in medium- and lower-quality tax-exempt bonds involves the same risks as investments in taxable bonds of similar quality.

5. MAY INVEST IN OBLIGATIONS OF, OR GUARANTEED BY, THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES, OR IN FIXED-INCOME SECURITIES WHICH ARE RATED IN THE FOUR HIGHEST GRADES ASSIGNED BY MOODY'S OR S&P DURING MARKET

                                    -- 37 --

    CONDITIONS WHICH, IN THE OPINION OF SAM, ARE UNFAVORABLE FOR SATISFACTORY PERFORMANCE BY LOWER-RATED OR UNRATED FIXED-INCOME SECURITIES. The Fund may invest in higher-rated securities when changing economic conditions or other factors cause the difference in yield between lower-rated and higher-rated securities to narrow and SAM believes that the risk of loss to principal may be substantially reduced with a small reduction in yield.


6. MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN YANKEE SECTOR DEBT SECURITIES, WHICH ARE SECURITIES ISSUED AND TRADED IN THE UNITED STATES BY FOREIGN ISSUERS. Yankee sector debt securities are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee sector debt securities are subject to certain sovereign risks. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to the Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and, finally, difficulty in enforcing claims against foreign issuers in the event of default.


    Both S&P and Moody's rate Yankee sector debt obligations. If a debt obligation is unrated, SAM will attempt to analyze a potential investment in the foreign issuer with respect to quality and risk on the same basis as the rating services. Because public information is not always comparable to that available on domestic issuers, this may not be possible. Therefore, while SAM will attempt to select investments in Yankee sector debt securities on the same basis as its investments in domestic securities, that may not always be possible.

See "Risk Factors" for more information. See "Description of Stocks, Bonds and Convertible Securities" for a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities.

COMMON INVESTMENT PRACTICES OF THE INTERMEDIATE TREASURY FUND AND THE HIGH-YIELD FUND

The Intermediate Treasury Fund and High-Yield Fund may also follow the investment practices described below:

1. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH-QUALITY SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH-QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS OR REPURCHASE AGREEMENTS. Each Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments, dividend distributions from portfolio securities, or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

2. MAY INVEST FOR SHORT-TERM PURPOSES WHEN SAM BELIEVES SUCH ACTION TO BE DESIRABLE AND CONSISTENT WITH SOUND INVESTMENT PRACTICES. Neither Fund, however, will engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its portfolio securities whenever SAM deems advisable, without regard to the length of time the securities have been held.

3. MAY PURCHASE OR SELL SECURITIES ON A "WHEN-ISSUED" OR "DELAYED-DELIVERY" BASIS. Under this procedure, a Fund agrees to acquire or sell securities that are to be delivered against payment in the future, normally 30 to 45 days. The price, however, is fixed at the time of commitment. When a Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high-quality securities in an amount equal in value to the purchase price of the security. Use of these techniques may affect the Fund's share price in a manner similar to leveraging.

The following restrictions are fundamental policies of the Intermediate Treasury Fund and High-Yield Fund which cannot be changed without shareholder vote.

                                    -- 38 --

COMMON INVESTMENT PRACTICES OF THE INTERMEDIATE TREASURY FUND AND THE HIGH-YIELD FUND (CONTINUED)

1. EACH FUND, WITH RESPECT TO 75% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN SECURITIES ISSUED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES).

2. EACH FUND, WITH RESPECT TO 100% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT PURCHASE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

3. EACH FUND MAY BORROW MONEY ONLY FOR TEMPORARY OR EMERGENCY PURPOSES FROM A BANK OR SAFECO CORPORATION OR AFFILIATES OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. A Fund will not borrow amounts in excess of 20% of its total assets. A Fund will not purchase securities if outstanding borrowings are equal to or greater than 5% of its total assets. Each Fund intends to exercise its borrowing authority primarily to meet shareholder redemptions under circumstances where redemption requests exceed available cash.

4. EACH FUND MAY INVEST UP TO 10% OF ITS NET ASSETS IN ILLIQUID SECURITIES, WHICH ARE SECURITIES THAT CANNOT BE SOLD WITHIN SEVEN DAYS IN THE ORDINARY COURSE OF BUSINESS FOR APPROXIMATELY THE AMOUNT AT WHICH THEY ARE VALUED. Due to the absence of an active trading market, a Fund may experience difficulty in valuing or disposing of illiquid securities. SAM determines the liquidity of the securities under guidelines adopted by the Taxable Bond Trust's Board of Trustees.

5. EACH FUND MAY INVEST UP TO 10% OF NET ASSETS IN REPURCHASE AGREEMENT TRANSACTIONS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including the risk that the Fund will be unable to dispose of the security during the term of the repurchase agreement if the security's market value declines, and delays and costs to a Fund if the other party to the repurchase agreement declares bankruptcy.

For more information see the "Investment Policies of the Bond Funds" and "Additional Investment Information -- Bond Funds and Managed Bond Fund" sections of the Statement of Additional Information.

INVESTMENT POLICIES OF THE MANAGED BOND FUND

The investment objective of the Managed Bond Fund is to provide as high a level of total return as is consistent with the relative stability of capital through purchase of investment grade debt securities.

In pursuing the Managed Bond Fund's investment objective, SAM will seek to minimize the effects of interest rate risks while pursuing total return by adjusting the investment portfolio's average maturity in response to interest rate changes. In general, the Managed Bond Fund's strategy will be to hold fixed-income securities with shorter maturities as interest rates rise and with longer maturities as interest rates fall. The fixed-income securities held by the Managed Bond Fund will have an average dollar-weighted maturity of 10 years or less; however, individual obligations held by the Managed Bond Fund may have maturities of over 10 years. SAM reserves the right to modify the Managed Bond Fund's investment strategy in any respect at any time.

To pursue its investment objective, the Managed Bond Fund:

1. WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN BONDS, DEFINED AS FIXED-INCOME SECURITIES.

2. WILL INVEST PRIMARILY IN INVESTMENT GRADE DEBT SECURITIES; I.E., SECURITIES RATED IN THE TOP FOUR CATEGORIES BY EITHER S&P OR MOODY'S, OR IF NOT RATED, SECURITIES WHICH, IN SAM'S OPINION, ARE COMPARABLE IN QUALITY TO INVESTMENT

                                    -- 39 --

    GRADE DEBT SECURITIES. Included in investment grade debt securities are securities of medium grade (rated Baa by Moody's or BBB by S&P) which have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic or other conditions than higher-grade securities. The Managed Bond Fund will limit investments in such medium-grade debt securities to no more than 10% of its total assets. Unrated securities are not necessarily of lower quality than rated securities, but may not be as attractive to investors.

    The Managed Bond Fund may retain debt securities which are downgraded to below investment grade (commonly referred to as "high yield" or "junk" bonds) after purchase. In the event that due to a downgrade of one or more debt securities an amount in excess of 5% of the Fund's net assets is held in securities rated below investment grade, SAM will engage in an orderly disposition of such securities to the extent necessary to reduce the Fund's holdings of such securities to no more than 5% of the Fund's net assets. In addition to reviewing ratings, SAM may analyze the quality of rated and unrated debt securities purchased for the Managed Bond Fund by evaluating the issuer's capital structure, earnings power, quality of management, and position within its industry. See "Description of Ratings" for a description of debt securities ratings.

3. WILL INVEST AT LEAST 50% OF ITS TOTAL ASSETS IN OBLIGATIONS OF OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES. These obligations include (a) direct obligations of the U.S. Treasury, such as U.S. Treasury notes, bills, bonds and stripped securities; (b) securities supported by the full faith and credit of the U.S. Government but that are not direct obligations of the U.S. Treasury, such as securities issued by the GNMA; (c) securities that are not supported by the full faith and credit of the U.S. Government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the FNMA and the FHLMC; and (d) securities supported solely by the creditworthiness of the issuer, such as securities issued by the TVA. While U.S. Government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

4. MAY INVEST UP TO 50% OF ITS TOTAL ASSETS IN CORPORATE DEBT SECURITIES OR EURODOLLAR BONDS. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond markets and denominated in U.S. dollars. Eurodollar bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Eurodollar bonds issued by foreign issuers also are subject to the same risks as Yankee sector bonds discussed below.

5. MAY INVEST IN ASSET-BACKED SECURITIES, WHICH REPRESENT INTERESTS IN, OR ARE SECURED BY AND PAYABLE FROM, POOLS OF ASSETS SUCH AS (BUT NOT LIMITED TO) CONSUMER LOANS, AUTOMOBILE RECEIVABLE SECURITIES, CREDIT CARD RECEIVABLE SECURITIES, AND INSTALLMENT LOAN CONTRACTS. These securities may be pass-through certificates, which are similar to mortgage-backed securities, or they may be asset-backed commercial paper, which is issued by a special purpose entity organized solely to issue the commercial paper and to purchase interests in the assets. There is the risk that one or more of the underlying borrowers may default and that recovery on the repossessed collateral may be unavailable or inadequate to support payments on the defaulted securities. Like mortgage-backed securities, asset-backed securities are subject to prepayment risks, which may reduce the overall return on the investment. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. These securities may be supported by credit enhancements such as letters of credit. The credit quality of these securities depends upon the quality of the underlying assets and the level of credit enhancements, such as letters of credit, provided. There is the risk that one or more of the underlying borrowers may default and that recovery on repossessed collateral may be unavailable or inadequate to support payments on the defaulted asset-backed securities. In addition, asset-backed securities are subject to prepayment risks which may reduce the overall return of the investment.

                                    -- 40 --

6. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN YANKEE SECTOR DEBT SECURITIES, WHICH ARE SECURITIES ISSUED AND TRADED IN THE UNITED STATES BY FOREIGN ISSUERS. Yankee sector debt securities are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee sector debt securities are subject to certain sovereign risks. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to the Managed Bond Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and, finally, difficulty in enforcing claims against foreign issuers in the event of default.


    Both S&P and Moody's rate Yankee sector debt obligations. If a debt obligation is unrated, SAM will attempt to analyze a potential investment in the foreign issuer with respect to quality and risk on the same basis as the rating services. Because public information is not always comparable to that available on domestic issuers, this may not be possible. Therefore, while SAM will attempt to select investments in Yankee sector debt securities on the same basis as its investments in domestic securities, that may not always be possible.

7. MAY PURCHASE OR SELL SECURITIES ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS. Under this procedure, the Managed Bond Fund agrees to acquire securities that are to be issued and delivered against payment in the future, normally 30 to 45 days. The price, however, is fixed at the time of commitment. When the Managed Bond Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high quality securities in an amount equal in value to the purchase price of the security. Use of these techniques may affect the Managed Bond Fund's share price in a manner similar to the use of leveraging.

8. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH-QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH-QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS OR REPURCHASE AGREEMENTS. The Managed Bond Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments or dividend distributions from portfolio securities or cash from the sale of Managed Bond Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed. With respect to repurchase agreements, the Managed Bond Fund will invest no more than 5% of its total assets in repurchase agreements, and will not purchase repurchase agreements which mature in more than seven days.

9. MAY HOLD CASH AS A TEMPORARY DEFENSIVE MEASURE WHEN MARKET CONDITIONS SO WARRANT.

10. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN MUNICIPAL SECURITIES IF, IN SAM'S OPINION, THE POTENTIAL FOR APPRECIATION IS GREATER THAN, AND YIELD IS COMPARABLE TO OR GREATER THAN, SIMILARLY RATED TAXABLE SECURITIES.

11. MAY INVEST FOR SHORT-TERM PURPOSES WHEN SAM BELIEVES SUCH ACTION TO BE DESIRABLE AND CONSISTENT WITH SOUND INVESTMENT PRACTICES. The Managed Bond Fund, however, will not engage primarily in trading for the purpose of short-term profits. The Managed Bond Fund may dispose of its portfolio securities whenever SAM deems advisable, without regard to the length of time the securities have been held.

See "Risk Factors" for more information.

The following restrictions are fundamental policies of the Managed Bond Fund which cannot be changed without shareholder vote.

1. THE FUND, WITH RESPECT TO 75% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN SECURITIES ISSUED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES).

                                    -- 41 --

2. THE FUND, WITH RESPECT TO 100% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT PURCHASE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

3. THE FUND MAY BORROW MONEY FOR TEMPORARY OR EMERGENCY PURPOSES ONLY FROM A BANK OR AFFILIATE OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. The Fund will not borrow amounts in excess of 20% of its total assets. As a non-fundamental policy, the Fund will not purchase securities if outstanding borrowings are equal to or greater than 5% of its total assets. The Fund intends to exercise its borrowing authority primarily to meet shareholder redemptions under circumstances where redemptions exceed available cash.

For more information, see the "Investment Policies of the Managed Bond Fund" and "Additional Investment Information -- Bond Funds and Managed Bond Fund" sections of the Statement of Additional Information.

INVESTMENT POLICIES OF THE TAX-EXEMPT INCOME FUNDS

The investment objective of the Municipal Bond Fund is to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital. The investment objective of the California Fund is to provide as high a level of current interest income exempt from federal income tax and California state personal income tax as is consistent with the relative stability of capital. The investment objective of the Washington Fund is to provide as high a level of current interest income exempt from federal income tax as is consistent with prudent investment risk.

To pursue its investment objective, each of the Tax-Exempt Income Funds:

1. WILL, DURING NORMAL MARKET CONDITIONS, INVEST AS A MATTER OF FUNDAMENTAL POLICY AT LEAST 80% OF ITS NET ASSETS IN SECURITIES THE INTEREST ON WHICH IS EXEMPT FROM FEDERAL INCOME TAX AND, IN THE CASE OF THE CALIFORNIA FUND, EXEMPT FROM CALIFORNIA PERSONAL INCOME TAX. The Tax-Exempt Income Funds do not currently intend to purchase taxable investments, except as a temporary accommodation or in an emergency situation.

2. WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN MUNICIPAL BONDS (IN THE CASE OF THE WASHINGTON FUND, ISSUED BY THE STATE OF WASHINGTON OR POLITICAL SUBDIVISIONS, MUNICIPALITIES, AGENCIES, INSTRUMENTALITIES OR PUBLIC AUTHORITIES WITHIN THE STATE OF WASHINGTON) HAVING A MATURITY IN EXCESS OF ONE YEAR THAT AT THE TIME OF ACQUISITION ARE INVESTMENT GRADE; I.E., RATED IN ONE OF THE FOUR HIGHEST GRADES ASSIGNED BY MOODY'S OR S&P OR, IF UNRATED, DETERMINED BY SAM TO BE OF COMPARABLE QUALITY. Each Tax-Exempt Income Fund may invest up to 20% of its total assets in unrated municipal bonds. Unrated securities are not necessarily lower in quality than rated securities, but may not be as attractive to as many investors as rated securities. Each Tax-Exempt Income Fund will invest no more than 33% of its total assets in municipal bonds rated in the fourth highest grade or in comparable unrated bonds. Such bonds are of medium grade, have speculative characteristics, and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

In addition to reviewing ratings, SAM will analyze the quality of rated and unrated municipal bonds for purchase by each Tax-Exempt Income Fund by evaluating various factors that may include the issuer's or guarantor's financial resources and liquidity, economic feasibility of revenue bond project financing and general purpose borrowings, cash flow and ability to meet anticipated debt service requirements, quality of management, sensitivity to economic conditions, operating history, and any relevant political or regulatory matters. SAM may also evaluate trends in the economy, the financial markets or specific geographic areas in determining whether to purchase a bond. For a description of municipal bond ratings, see "Description of Ratings."

After purchase by a Fund, a municipal bond may be downgraded to below investment grade or, if unrated, may cease to be comparable to a rated investment grade security (such below investment grade securities are commonly referred to as "high-

                                    -- 42 --
yield" or "junk" bonds). Neither event will require a Fund to dispose of that security, but SAM will take a downgrade or loss of comparability into account in determining whether the Fund should continue to hold the security in its portfolio. Each Tax-Exempt Income Fund will not hold more than 5% of its net assets in such below investment grade securities.

The term "municipal bonds" as used in this Prospectus means those obligations issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which in the opinion of bond counsel is exempt from federal income tax and, in the case of the California Fund, exempt from California personal income tax.

3.  MAY INVEST IN ANY OF THE FOLLOWING TYPES OF MUNICIPAL BONDS:

    REVENUE BONDS, which are "limited obligation" bonds that provide financing for specific projects or public facilities. These bonds are backed by revenues generated by a particular project or facility or by a special tax. A "resource recovery bond" is a type of revenue bond issued to build waste facilities or plants. An "industrial development bond" ("IDB") is a type of revenue bond that is backed by the credit of a private issuer, generally does not have access to the resources of a municipality for payment, and may involve greater risk. Each Tax-Exempt Income Fund intends to invest primarily in revenue bonds that may be issued to finance various types of projects, including, but not limited to, education, hospitals, housing, waste, and utilities. Each Tax-Exempt Income Fund will not purchase private activity bonds ("PABs") or any other type of revenue bonds, the interest on which is a tax preference item for purposes of the alternative minimum tax.

    GENERAL OBLIGATION BONDS, which are bonds that provide general purpose financing for state and local governments and are backed by the taxing power of the state and local government as the case may be. The taxes or special assessments that can be levied for the payment of principal and interest on general obligation bonds may be limited or unlimited as to rate or amount.

    VARIABLE- AND FLOATING-RATE OBLIGATIONS, which are municipal obligations that carry variable or floating rates of interest. Variable-rate instruments bear interest at rates that are readjusted at periodic intervals. Floating-rate instruments bear interest at rates that vary automatically with changes in specified market rates or indexes, such as the bank prime rate. Accordingly, as interest rates fluctuate, the potential for capital appreciation or depreciation of these obligations is less than for fixed-rate obligations. Floating- and variable-rate obligations typically carry demand features that permit a Fund to tender (sell) them back to the issuer at par prior to maturity and on short notice. A Fund's ability to obtain payment from the issuer at par may be affected by events occurring between the date the Fund elects to tender the obligation to the issuer and the date redemption proceeds are payable to the Fund. Each Tax-Exempt Income Fund will purchase floating- and variable-rate obligations only if at the time of purchase there is a secondary market for such instruments.

    PUT BONDS, which are municipal bonds that give the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date and PUT BONDS WITH DEMAND FEATURES. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the bond. A demand feature is a put that entitles the Fund holding it to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals.

    MUNICIPAL LEASE OBLIGATIONS, which are issued by or on behalf of state or local government authorities to acquire land, equipment or facilities and may be subject to annual budget appropriations. These obligations themselves are not normally backed by the credit of the municipality or the state but are secured by rent payments made by the municipality or by the state pursuant to a lease. If the lease is assigned, the interest on the obligation may become taxable. The leases underlying certain municipal lease obligations provide that lease payments are subject to partial or

                                    -- 43 --
    full abatement if, because of material damage or destruction of the lease property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit. Certain municipal lease obligations also contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. If rent is abated because of damage to the leased property or if the lease is terminated because monies are not appropriated for the following year's lease payments, the issuer may default on the obligation, causing a loss to a Fund. Each Tax-Exempt Income Fund will only invest in municipal lease obligations that are, in the opinion of SAM, liquid securities under guidelines adopted by the Tax-Exempt Bond Trust's Board of Trustees. Generally, municipal lease obligations will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

    CERTIFICATES OF PARTICIPATION in municipal lease obligations ("COPs"), which are certificates issued by state or local governments that entitle the holder of the certificate to a proportionate interest in the lease purchase payments made. Each Tax-Exempt Income Fund will only invest in COPs that are, in the opinion of SAM, liquid securities under guidelines adopted by the Tax-Exempt Bond Trust's Board of Trustees. Generally, COPs will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

    PARTICIPATION INTERESTS, which are interests in municipal bonds and floating- and variable-rate obligations that are owned by banks. These interests carry a demand feature that permits a Fund holding an interest to tender (sell) it back to the bank. Generally, the bank will accept tender of the participation interest with same day notice, but may require up to five days' notice. The demand feature is usually backed by an irrevocable letter of credit or guarantee of the bank. The credit rating of the bank may affect the credit quality of the participation interest.

    MUNICIPAL NOTES, which are notes generally issued by an issuer to provide for short-term capital needs and generally have maturities of one year or less. Each Tax-Exempt Income Fund may purchase municipal notes as a medium for its short-term investments. Municipal Notes include tax anticipation, revenue anticipation and bond anticipation notes, and tax-exempt commercial paper. Each Tax-Exempt Income Fund will invest only in those municipal notes that at the time of purchase are rated within one of the three highest grades by Moody's or S&P or, if unrated by any of these agencies, in the opinion of SAM, are of comparable quality.

4. MAY INVEST IN SHARES OF NO-LOAD, OPEN-END INVESTMENT COMPANIES THAT INVEST IN TAX-EXEMPT SECURITIES WITH REMAINING MATURITIES OF ONE YEAR OR LESS. Such shares will only be purchased as a medium for a Fund's short-term investments if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities. Each Tax-Exempt Income Fund will not invest more than 10% of its total assets in shares issued by other investment companies, will not invest more than 5% of its total assets in a single investment company, and will not purchase more than 3% of the outstanding voting securities of a single investment company.

5. MAY INVEST FOR SHORT-TERM PURPOSES WHEN SAM BELIEVES SUCH ACTION TO BE DESIRABLE AND CONSISTENT WITH SOUND INVESTMENT PRACTICES. Each Tax-Exempt Income Fund, however, will not engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its portfolio securities whenever SAM deems advisable, without regard to the length of time the securities have been held. The portfolio turnover rate is not expected to exceed 70%.

                                    -- 44 --

6. MAY PURCHASE OR SELL SECURITIES ON A "WHEN-ISSUED" OR "DELAYED-DELIVERY" BASIS. Under this procedure, a Tax-Exempt Income Fund agrees to acquire or sell securities that are to be delivered against payment in the future, normally 30 to 45 days. The price, however, is fixed at the time of commitment. When a Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high-quality securities in an amount equal in value to the purchase price of the security. Use of this technique may affect a Fund's share price in a manner similar to leveraging.

7. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH-QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH-QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS. A Tax-Exempt Income Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities, or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

The following restrictions are fundamental policies of the Tax-Exempt Income Funds and cannot be changed without shareholder vote.

1. EACH FUND, WITH RESPECT TO 75% OF THE VALUE OF ITS TOTAL ASSETS, WILL NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN SECURITIES ISSUED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES).

2. EACH FUND WILL NOT INVEST 25% OR MORE OF ITS TOTAL ASSETS IN MUNICIPAL OBLIGATIONS AND OTHER PERMITTED INVESTMENTS, THE INTEREST ON WHICH IS PAYABLE FROM REVENUES ON SIMILAR TYPES OF PROJECTS SUCH AS: SPORTS, CONVENTION OR TRADE SHOW FACILITIES; AIRPORTS; MASS TRANSPORTATION; SEWAGE OR SOLID WASTE DISPOSAL FACILITIES; OR AIR OR WATER POLLUTION CONTROL PROJECTS.

3. THE MUNICIPAL BOND FUND WILL NOT INVEST 25% OR MORE OF ITS TOTAL ASSETS IN SECURITIES WHOSE ISSUERS ARE LOCATED IN THE SAME STATE.

4. EACH FUND MAY BORROW MONEY ONLY FOR TEMPORARY OR EMERGENCY PURPOSES FROM A BANK OR AFFILIATE OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. A TAX-EXEMPT INCOME FUND WILL NOT BORROW AMOUNTS IN EXCESS OF 20% OF ITS TOTAL ASSETS. As a non-fundamental policy of the Washington Fund and a fundamental policy of the California and Municipal Bond Funds, a Fund will not purchase securities if borrowings equal to or greater than 5% of its total assets are outstanding. Each Tax-Exempt Income Fund intends to primarily exercise its borrowing authority to meet shareholder redemptions under circumstances where redemptions exceed available cash.

See "Description of Ratings" for a description of debt securities ratings. For a further description of each Fund's investment policies and restrictions as well as an explanation of ratings, see the "Investment Policies of the Tax-Exempt Bond Funds."

INVESTMENT POLICIES OF THE MONEY MARKET FUND

The investment objective of the Money Market Fund is to seek as high a level of current income as is consistent with the preservation of capital and liquidity through investment in high-quality money market instruments maturing in thirteen months or less.

To pursue its investment objective, the Money Market Fund:

1. WILL PURCHASE ONLY HIGH-QUALITY SECURITIES THAT, IN THE OPINION OF SAM OPERATING UNDER GUIDELINES ESTABLISHED BY THE MONEY MARKET TRUST'S BOARD OF TRUSTEES, PRESENT MINIMAL CREDIT RISKS AFTER AN EVALUATION OF THE CREDIT QUALITY OF AN ISSUER OR OF ANY ENTITY PROVIDING A CREDIT ENHANCEMENT FOR THE SECURITY. The Fund complies with industry-

                                    -- 45 --
    standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. The Fund invests in instruments with remaining maturities of 397 days or less and maintains a dollar-weighted average portfolio maturity of not more than 90 days.

2. MAY INVEST IN COMMERCIAL PAPER OBLIGATIONS. Commercial paper is a short-term instrument issued by corporations, financial institutions, governmental entities and other entities. The principal risk associated with commercial paper is the potential insolvency of the issuer. In addition to commercial paper obligations of domestic corporations, the Fund may also purchase dollar-denominated commercial paper issued in the United States by foreign entities. While investments in foreign obligations are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, reduced governmental supervision of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the United States. The Fund will only purchase commercial paper issued by foreign issuers if, in the opinion of SAM, it is of an investment quality comparable to other obligations that may be purchased by the Fund.

3. MAY INVEST IN NEGOTIABLE AND NONNEGOTIABLE DEPOSITS, BANKERS' ACCEPTANCES AND OTHER SHORT-TERM OBLIGATIONS OF U.S. BANKS. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. The Fund may also invest in dollar-denominated obligations issued by foreign banks (including foreign branches of U.S. banks), provided that, in the opinion of SAM, the obligations is of an investment quality comparable to other obligations which may be purchased by the Fund. Foreign banks may not be subject to accounting standards or governmental supervision comparable to U.S. banks, and there may be less public information available about their operations. In addition, foreign obligations may be subject to risks relating to the political and economic conditions of the foreign country involved, which could affect the payment of principal and interest.

4.  MAY INVEST IN U.S. GOVERNMENT SECURITIES. U.S. Government securities include
    (a) direct obligations of the U.S. Treasury, (b) securities supported by the full faith and credit of the U.S. Government but that are not direct obligations of the U.S. Treasury, (c) securities that are not supported by the full faith and credit of the U.S. Government but are supported by the issuer's ability to borrow from the U.S. Treasury such as securities issued by the FNMA and the FHLMC, and (d) securities supported solely by the creditworthiness of the issuer such as securities issued by the Tennessee Valley Authority (the "TVA"). While these securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

5. MAY INVEST IN CORPORATE OBLIGATIONS SUCH AS PUBLICLY TRADED BONDS, DEBENTURES, AND NOTES. The securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity.

6. MAY INVEST IN EURODOLLAR AND YANKEE BANK OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the United States capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a lesser extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks may include nationalization of the issuer, confiscatory taxation by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to the Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and

                                    -- 46 --
    auditing practices in foreign countries and, finally, difficulty in enforcing claims against foreign issuers in the event of default. Eurodollar and Yankee obligations will undergo the same credit analysis as domestic issues in which the Fund invests, and foreign issuers will be required to meet the same tests of financial strength as the domestic issuers approved for the Fund.


7. MAY INVEST IN REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price. Delays or losses could result if the counterparty to the agreement defaults or becomes insolvent. The Fund will invest no more than 10% of net assets in repurchase agreements that mature in more than seven days.


8. MAY INVEST IN VARIABLE AND FLOATING RATE INSTRUMENTS. Issuers of floating or variable-rate notes include, but are not limited to, corporations, partnerships, special purpose entities, the U.S. Government, its agencies and instrumentalities, and municipalities. The interest rates on variable rate instruments reset periodically on specified dates so as to cause the instruments' market value to approximate their par value. The interest rates on floating-rate instruments change whenever there is a change in a designated benchmark rate. Variable- and floating-rate instruments may have optional or mandatory put features. In the case of a mandatory put feature, the Fund would be required to act to keep the instrument.

9. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN RESTRICTED SECURITIES ELIGIBLE FOR RESALE UNDER RULE 144A UNDER THE 1933 ACT ("RULE 144A SECURITIES") AND COMMERCIAL PAPER SOLD PURSUANT TO SECTION 4(2) OF THE 1933 ACT ("SECTION 4(2) PAPER"), PROVIDED THAT SAM HAS DETERMINED THAT SUCH SECURITIES ARE LIQUID UNDER GUIDELINES ADOPTED BY THE MONEY MARKET TRUST'S BOARD OF TRUSTEES. Restricted securities may be sold only in offerings registered under the 1933 Act or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of certain restricted securities to qualified institutional buyers. Investing in such 144A Securities could have the effect of decreasing the liquidity of the Fund's portfolio to the extent that qualified institutional buyers or other buyers become, for a time, unwilling to purchase the securities. Section 4(2) of the 1933 Act exempts securities sold by the issuer in private transactions from the 1933 Act's registration requirements. Because Section 4(2) paper is a restricted security, investing in Section 4(2) paper could have the effect of decreasing the liquidity of the Fund's portfolio to the extent that buyers become, for a time, unwilling to purchase the securities.

10. MAY INVEST IN MORTGAGE- AND ASSET-BACKED SECURITIES. Mortgage-backed securities represent interests in pools of mortgage loans and include, but are not limited to, securities issued by the U.S. Government or one of its agencies or instrumentalities such as GNMA, FNMA or FHLMC. Principal is paid back to the Fund as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives scheduled monthly principal and interest payments as well as any unscheduled principal prepayments on the underlying mortgages. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline.

    Asset-backed securities represent interests in, or are secured by and payable from, pools of assets such as consumer loans, automobile receivable securities, credit card receivable securities and installment loan contracts. These securities may be pass-through certificates, which are similar to mortgage-backed securities, or they may be asset-backed commercial paper, which is issued by a special purpose entity organized solely to issue the commercial paper and to purchase interests in the assets. There is the risk that one or more of the underlying borrowers may default and that recovery on the repossessed collateral may be unavailable or inadequate to support payments on the defaulted securities. Like mortgage-backed securities, asset-backed securities are subject to prepayment risks, which may reduce the overall return on the investment. The credit quality of these securities depends upon the quality of the underlying assets and the level of credit enhancements, such as letters of credit, provided.

                                    -- 47 --

11. MAY PURCHASE OR SELL SECURITIES ON A "WHEN-ISSUED" OR "DELAYED-DELIVERY" BASIS. Under this procedure, a Fund agrees to acquire or sell securities that are to be issued and delivered against payment in the future, normally 30 to 45 days. The price, however, is fixed at the time of commitment. When a Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high-quality securities in an amount equal in value to the purchase price of the security. Use of these techniques may affect a Fund's share price in a manner similar to the use of leveraging.

12. MAY INVEST UP TO 10% OF ITS NET ASSETS IN ILLIQUID SECURITIES, WHICH ARE SECURITIES THAT CANNOT BE SOLD WITHIN SEVEN DAYS IN THE ORDINARY COURSE OF BUSINESS FOR APPROXIMATELY THE AMOUNT AT WHICH THEY ARE VALUED. Due to the absence of an active trading market, a Fund may experience difficulty in valuing or disposing of illiquid securities. SAM determines the liquidity of the securities under guidelines adopted by the Trust's Board of Trustees.

The following restrictions are fundamental policies of the Money Market Fund and cannot be changed without shareholder approval. The Money Market Fund:

1. MAY INVEST UP TO 5% OF ITS ASSETS IN THE SECURITIES OF ANY ONE ISSUER OTHER THAN SECURITIES ISSUED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES.

2. MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN ANY ONE INDUSTRY (INCLUDING SECURITIES ISSUED BY FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS), PROVIDED, HOWEVER, THAT THIS LIMITATION DOES NOT APPLY TO U.S. GOVERNMENT SECURITIES, OR TO CERTIFICATES OF DEPOSIT OR BANKERS' ACCEPTANCES ISSUED BY DOMESTIC BANKS.

3. MAY BORROW MONEY FOR TEMPORARY OR EMERGENCY PURPOSES (BUT NOT FOR INVESTMENT PURPOSES) FROM A BANK OR AFFILIATES OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. The Fund will not borrow amounts in excess of 20% of total assets and will not purchase securities if borrowings equal to or greater than 5% of total assets are outstanding. The Fund intends to primarily exercise its borrowing authority to meet shareholder redemptions under the circumstances where redemptions exceed available cash.

For more information, see the "Investment Policies of the Money Market Fund" and "Additional Investment Information" sections of the Statement of Additional Information.

RISK FACTORS

There are market risks in all securities transactions. Various factors may cause the value of a shareholder's investment in a Fund to fluctuate. The principal risk factor associated with an investment in a mutual fund is that the market value of its portfolio securities may decrease, resulting in a decrease in the value of a shareholder's investment.

RISK FACTORS OF THE STOCK FUNDS

An investment in the Northwest Fund may be subject to different risks than a mutual fund whose investments are more geographically diverse. Since the Northwest Fund invests primarily in companies with their principal executive offices located in the Northwest, the number of issuers whose securities are eligible for purchase is significantly less than many other mutual funds. Also, some companies whose securities are held in the Northwest Fund's portfolio may primarily distribute products or provide services in a specific locale or in the Northwest region. The long-term growth of these companies can be significantly affected by business trends in and the economic health of those areas. Other companies whose securities are held by the Northwest Fund may have a predominately national or partially international market for their products or services and are more likely to be impacted by national or international trends. As a result, the performance of the Northwest Fund may be influenced by business trends or economic conditions not only in a specific locale or in the Northwest region but also on a national or international level, depending on the companies whose securities are held in its portfolio at any particular time.

                                    -- 48 --

The Equity, Income, Small Company and Value Funds may invest in, and the other Stock Funds as a result of downgrades may own, below investment grade bonds. Below investment grade bonds are speculative and involve greater investment risks than investment grade bonds due to the issuer's reduced creditworthiness and increased likelihood of default and bankruptcy. During periods of economic uncertainty or change, the market prices of below investment grade bonds may experience increased volatility. Below investment grade bonds tend to reflect short-term economic and corporate developments to a greater extent than higher-quality bonds.

Because the International Fund primarily invests, and the other Funds may invest, in foreign securities, a Fund may be subject to risks in addition to those associated with U.S. investments. Foreign investments involve sovereign risk, which includes the possibility of adverse local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments and currency blockage (which would prevent currency from being sold). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There is generally less publicly available information about issuers of foreign securities as compared to U.S. issuers. Many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign issuers are less liquid and more volatile than securities of U.S. issuers. Financial markets on which foreign securities trade are generally subject to less governmental regulation as compared to U.S. markets. Foreign brokerage commissions and custodian fees are generally higher than those in the United States.

The Funds (except the Equity Fund) may invest in options on stock indices and may purchase and write (I.E., sell) covered call options. The International Fund may purchase and sell these as well as other types of put and call options, futures contracts and forward contracts. Risks inherent in the Funds' use of options include the risk that security prices will not move in the directions anticipated; imperfect correlation between the price of the option and the price of the underlying security; the risk that potential losses may exceed the amount invested in options; and the reduction or elimination of the opportunity to profit from increases in the value of the underlying security. Risks inherent in the International Fund's use of futures, options and forward contracts include: the risk that interest rates, security prices and currency markets will not move in the directions anticipated; imperfect correlation between the price of the future, option or forward contract and the price of the security, interest rate or currency being hedged; the risk that potential losses may exceed the amount invested in the contracts themselves; the possible absence of a liquid secondary market for any particular instrument at any time; the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and the reduction or elimination of the opportunity to profit from increases in the value of the security, interest rate or currency being hedged.

The Growth Fund currently has an aggressive investment approach to seeking capital appreciation. The Growth Fund may invest a significant portion of its assets in securities issued by smaller companies. In addition, the Small Company Fund invests in companies with small market capitalizations which involve more risks than investments in larger companies. Such companies may include newly formed companies which have limited product lines, markets or financial resources and may lack management depth. The securities of small or newly formed companies may have limited marketability and may be subject to more abrupt and erratic movements in price than securities of larger, more established companies, or equity securities in general. Such volatility in price may, in turn, cause the Growth Fund's and Small Company Fund's share prices to be volatile.

RISK FACTORS OF THE INTERMEDIATE TREASURY, HIGH-YIELD, MANAGED BOND, MUNICIPAL BOND, CALIFORNIA, WASHINGTON, AND MONEY MARKET FUNDS (THE "FIXED-INCOME FUNDS")

The value of each Fixed-Income Fund (except the Money Market Fund) will normally fluctuate inversely with changes in market interest rates. Generally, when market interest rates rise, the price of debt securities held by a Fund will fall, and when market interest rates fall, the price of the debt securities will rise. Also, there is a risk that the issuer of a bond or other security held in a Fund's portfolio will fail to make timely payments of principal and interest to the Fixed-Income

                                    -- 49 --

Funds. Included in investment grade debt securities are securities of medium grade (rated Baa by Moody's or BBB by S&P), which have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic or other conditions than higher-grade securities.

The Managed Bond Fund may invest in stripped securities that are obligations issued by the U.S. Treasury. Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile than other debt securities.

The Managed Bond and Money Market Fund may invest in mortgage-backed securities. The prices of mortgage-backed securities, like conventional fixed-income securities, are inversely affected by changes in interest rate levels. Because of the likelihood of increased prepayments of mortgages in times of declining interest rates, mortgage-backed securities have less potential for capital appreciation than comparable fixed-income securities and may in fact decrease in value when interest rates fall. Since a Fund must reinvest scheduled and unscheduled principal payments at prevailing interest rates, and such interest rates may be higher or lower than the current yield of the Fund's portfolio, mortgage-backed securities may not be an effective means to lock in long-term interest rates. Further, purchases of mortgage-backed securities for a Fund are based on an anticipated prepayment rate. During periods of rising interest rates, a decrease in the prepayment of mortgages is likely. This decrease may cause the average dollar-weighted maturity of particular securities held by a Fund and a Fund's portfolio as a whole to increase, thereby decreasing the Fund's share price during periods of rising interest rates. To the extent that the other Funds purchase mortgage-backed securities, they would be similarly affected.

The Money Market Fund seeks to maintain a stable $1.00 share price. Of course, there is no guarantee that the Money Market Fund will maintain a stable $1.00 share price. It is possible that a major change in interest rates or a default on the Money Market Fund's investments could cause its share price (and the value of your investment) to fall. The Money Market Fund's yield will fluctuate with general interest rates.

Because the California and Washington Funds each concentrate their investments in a single state, there is a greater risk of fluctuation in the values of their portfolio securities than with mutual funds whose investments are more geographically diverse. Investors should carefully consider the investment risks of such concentration. The share price of the California and Washington Funds can be affected by political and economic developments within and by the financial condition of the respective state, its public authorities and political subdivisions. See the discussion below and "Investment Risks of Concentration in California and Washington Issuers" in the Statement of Additional Information for further information.

SPECIAL RISKS OF THE HIGH-YIELD FUND

The High-Yield Fund invests primarily in high-yield, fixed-income securities which are subject to the following risks:

SENSITIVITY TO ECONOMIC AND CORPORATE DEVELOPMENTS

Yields on high-yield, fixed-income securities will fluctuate over time. During periods of economic uncertainty or change, the market prices of high-yield, fixed-income securities may experience increased volatility, which may in turn cause the net asset value ("NAV") per share of the High-Yield Fund to be volatile. Lower-quality, fixed-income securities tend to reflect short-term economic and corporate developments to a greater extent than higher-quality securities which primarily react to fluctuations in interest rates. Economic downturns or increases in interest rates can significantly affect the market for high-yield, fixed-income securities and the ability of issuers to timely repay principal and interest, increasing the likelihood of defaults. Lower-quality securities include debt obligations issued as a part of capital restructurings, such as corporate takeovers or buyouts. Capital restructurings generally involve the issuance of additional debt on terms different from any current outstanding debt. As a result, the issuer of the debt is more highly leveraged. During an economic downturn or period of rising interest rates, a highly leveraged issuer may experience financial difficulties which adversely affect its ability to make principal and interest payments, meet projected business goals, and obtain additional financing. In addition, the

                                    -- 50 --
issuer will depend on its cash flow and may depend, especially in the context of corporate takeovers, on a sale of its assets to service debt. Failure to realize projected cash flows or asset sales may seriously impair the issuer's ability to service this greater debt load, which, in turn, might cause the Fund to lose all or part of its investment in that security. SAM will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan, and management team following any restructuring, and close monitoring of the issuer's progress toward its financial goals.

ZERO-COUPON AND PAYMENT-IN-KIND SECURITIES

The High-Yield Fund may hold "zero-coupon" and "payment-in-kind" fixed-income securities. Zero-coupon securities are purchased at a discount without scheduled interest payments. Payment-in-kind securities receive interest paid in additional securities rather than cash. The Fund accrues income on these securities, but does not receive cash interest payments until maturity or payment date. The Fund intends to distribute substantially all of its income to its shareholders so that it can be treated as a regulated investment company under current federal tax law. As a result, if its cash position is depleted, the Fund may have to sell securities under disadvantageous circumstances to obtain enough cash to meet its distribution requirement. However, SAM does not expect noncash income to materially affect the Fund's operations. Zero-coupon and payment-in-kind securities are generally subject to greater price fluctuations due to changes in interest rates than those fixed-income securities paying cash interest on a schedule until maturity.

LIQUIDITY AND VALUATION

The liquidity and price of high-yield, fixed-income securities can be affected by a number of factors, including investor perceptions and adverse publicity regarding major issuers, underwriters or dealers of lower-quality corporate obligations. These effects can be particularly pronounced in a thinly traded market with few participants and may adversely impact the High-Yield Fund's ability to dispose of its securities as well as make valuation of securities more difficult. Because there tend to be fewer investors in lower-rated, fixed-income securities, it may be difficult for the Fund to sell these securities at an optimum time. Consequently, lower-rated securities are subject to more price changes, fluctuations in yield, and risk to principal and income than higher-rated securities of the same maturity. Judgment plays a greater role in the valuation of thinly traded securities.

CREDIT RATINGS

Rating agencies evaluate the likelihood that an issuer will make principal and interest payments, but ratings may not reflect market value risks associated with lower-rated, fixed-income securities. Also, rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest. SAM uses S&P and Moody's ratings as a preliminary indicator of investment quality. SAM will periodically research and analyze each issue (whether rated or unrated) and evaluate such factors as the issuer's interest or dividend coverage, asset coverage, earnings prospects, and managerial strength. This analysis will help SAM to determine if the issuer has sufficient cash flow and profits to meet required principal and interest payments and to monitor the liquidity of the issue. Achievement of a Fund's investment objective will be more dependent on SAM's credit analysis of bonds rated below the three highest rating categories than would be the case were the Fund to invest in higher- quality debt securities. This is particularly true for the High-Yield Fund.

SPECIAL RISKS OF THE CALIFORNIA AND WASHINGTON FUNDS

The information in the following discussion is drawn primarily from official statements relating to state securities offerings which are dated prior to the date of this Prospectus. The California and Washington Funds have not independently verified any of the information in the discussion below.

                                    -- 51 --

CALIFORNIA FUND

After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. Nevertheless, the costs of education, health, welfare and corrections, driven by California's rapid population growth, are expected to continue to exert pressure on the State's General Fund. California's long-term credit ratings, reduced in 1992, were lowered again in 1994 and have not been fully restored. Its ability to provide assistance to its public authorities and political subdivisions has been limited. Cutbacks in state aid adversely affect the financial condition of many local governments, especially counties, which are already subject to fiscal constraints and are facing their own reduced tax collections. In addition, some municipally-owned electric utilities may be adversely affected by the restructuring of the electric utility industry now underway in California.

In the past, California voters have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities. Future voter initiatives could result in adverse consequences affecting obligations issued by the State and its political subdivisions. These factors, among others, could reduce the credit standing of certain issuers of California obligations. At any given time, there are numerous lawsuits against the State which could affect its revenues and expenditures.

WASHINGTON FUND


The State of Washington's economy consists of both export and local industries. The State's leading export industries are aerospace, forest products, agriculture and food processing. The State's manufacturing base includes aircraft manufacture, which comprised approximately 25% of total manufacturing in 1995. The Boeing Company is the State's largest employer and has a significant impact, in terms of overall production, employment and labor earnings, on the State's economy. The commercial airline industry is cyclical in nature and future job cuts could have an adverse effect on the Washington economy. Forest products rank second behind aerospace in value of total production. Although productivity in the forest products industry has increased steadily from 1980 to 1990, since 1991 production has declined and is expected to continue to decline due to federal limitations. Unemployment in the timber industry is anticipated in certain regions; however, the impact is not expected to significantly affect the State's overall economic performance. Growth in agriculture has been an important factor in the State's economic growth over the past decade. The State is the home of many technology firms of which approximately half are computer-related. Microsoft, the world's largest microcomputer software company, is headquartered in Redmond, Washington.


State law requires a balanced budget. The Governor has a statutory responsibility to reduce expenditures across the board to avoid any cash deficit at the end of a biennium. In addition, State law prohibits State tax revenue growth from exceeding the growth rate of State personal income. To date, Washington State tax revenue increases have remained substantially below the applicable limits. At any given time, there are numerous lawsuits against the State which could affect its revenues and expenditures.

YEAR 2000

Like other mutual funds, financial and business organizations and individuals around the world, each of the Funds could be adversely affected if the computer systems used by its investment adviser, sub-adviser, or other companies that provide services to the Trusts do not properly process and calculate date-related information from and after January 1, 2000. This is commonly called the "Year 2000 problem." SAM, SAFECO Services, and SAFECO Securities, Inc. are taking steps they believe are reasonably designed to address the Year 2000 problem with respect to the computer systems that each of them uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other, major service providers. It is not anticipated that the Funds will incur any charges or that there will be any difficulties in accurate and timely reporting resulting in the change in year from 1999 to 2000.

                                    -- 52 --

PORTFOLIO MANAGERS

GROWTH FUND

The portfolio manager for the Growth Fund is Thomas M. Maguire, Vice President, SAM. Mr. Maguire has served as portfolio manager for the Fund since 1989.

EQUITY FUND

The portfolio manager for the Equity Fund is Richard D. Meagley, Vice President, SAM. Mr. Meagley began serving as portfolio manager for the Fund in 1995. He is also the portfolio manager for certain other SAFECO Funds. Prior to these positions, he served as portfolio manager and analyst from 1992 to 1994 for Kennedy Associates, Inc., an investment advisory firm located in Seattle, Washington. He was an Assistant Vice President of SAM and the fund manager of the SAFECO Northwest Fund from 1991 to 1992.

INCOME FUND

The portfolio manager for the Income Fund is Thomas E. Rath, Vice President, SAM. Mr. Rath has been a portfolio manager and securities analyst for SAFECO Corporation since 1994. From 1992 to 1994, Mr. Rath was a principal and portfolio manager for Meridian Capital Management, Inc., located in Seattle, Washington. From 1987 to 1992, he was a portfolio manager and securities analyst for First Interstate Bank, located in Seattle, Washington.

NORTHWEST FUND

The portfolio manager for the Northwest Fund is Bill Whitlow, Vice President, SAM. Mr. Whitlow began serving as portfolio manager for the Fund in April 1997. From 1990 to April 1997, he was a principal and manager of Pacific Northwest Research for the brokerage firm of Pacific Crest Securities, located in Seattle, Washington.

BALANCED FUND

The equity portion of the Balanced Fund is co-managed by Rex L. Bentley, Vice President, SAM, and Lynette D. Sagvold, Assistant Vice President, SAM, and the fixed-income portion is managed by Michael Hughes, Assistant Vice President, SAM. Mr. Bentley was Vice President and investment counsel, at the investment advisory firm of Badgley, Phelps and Bell Investment Counsel, Inc. from 1990 to 1995. Ms. Sagvold was a portfolio manager and analyst for First Interstate Bank from 1993 to 1995, and a portfolio manager and analyst for Key Trust Company from 1985 to 1993. Mr. Hughes was Vice President and a portfolio manager for First Interstate Capital Management Company from 1995 to 1996, and Vice President and portfolio manager for First Interstate Bank of California from 1988 to 1995.

INTERNATIONAL FUND

The International Fund is managed by a committee of portfolio managers employed and supervised by the Sub-Adviser, Bank of Ireland Asset Management (U.S.) Limited, an investment adviser registered with the SEC. All investment decisions are made by this committee, and no single person is primarily responsible for making recommendations to that committee.

SMALL COMPANY FUND

The portfolio manager for the Small Company Fund is Greg Eisen, Assistant Vice President, SAM. Mr. Eisen has served as an investment analyst for SAM since 1992. From 1986 to 1992, Mr. Eisen was engaged by the SAFECO Insurance Companies as a financial analyst.

VALUE FUND

The Value Fund is co-managed by Rex L. Bentley, Vice President, SAM, and Lynette
D. Sagvold, Assistant Vice President, SAM. Mr. Bentley was Vice President and investment counsel at the investment advisory firm of Badgley, Phelps and Bell Investment Counsel, Inc., from 1990 to 1995. Ms. Sagvold was a portfolio manager and analyst for First Interstate Bank from 1993 to 1995, and she was a portfolio manager and analyst for Key Trust Company from 1985 to 1993.

                                    -- 53 --

INTERMEDIATE TREASURY FUND

The portfolio manager for the Intermediate Treasury Fund is Ronald Spaulding, Chairman of the Board, SAM. Mr. Spaulding has served in various capacities with SAM and SAFECO Corporation since 1975.

HIGH-YIELD FUND

The portfolio manager for the High-Yield Bond Fund is Robert Kern, Assistant Vice President, SAM. Mr. Kern has served as a securities analyst for SAM since 1994. From 1988 to 1994, Mr. Kern was engaged by the SAFECO Insurance Companies in the Controller's Department.

MANAGED BOND FUND

The portfolio manager for the Managed Bond Fund is Michael Hughes, Assistant Vice President, SAM. Mr. Hughes was Vice President and a portfolio manager for First Interstate Capital Management Company from 1995 to 1996, and Vice President and portfolio manager for First Interstate Bank of California from 1988 to 1995.

MUNICIPAL BOND AND CALIFORNIA FUNDS

The portfolio manager for the Municipal Bond and California Funds is Stephen C. Bauer, President, SAM. Mr. Bauer has served as portfolio manager for each Fund since it commenced operations: 1981 for the Municipal Bond Fund and 1983 for the California Fund. Mr. Bauer is the portfolio manager for certain other SAFECO municipal bond funds, and also serves as a Director of SAM.

WASHINGTON FUND

The portfolio manager for the Washington Fund is Beverly Denny, Assistant Vice President, SAM. Ms. Denny was the Marketing Director for the SAFECO mutual funds from 1991 to 1993, and has been employed as an investment analyst with SAM since 1993.

MONEY MARKET FUND

The portfolio manager for the Money Market Fund is Naomi Urata, Assistant Vice President, SAM. Ms. Urata has been employed as an investment analyst for the SAFECO mutual funds since 1993. From 1990 to 1992, Ms. Urata served as Cash Manager for THE SEATTLE TIMES.

Each portfolio manager and certain other persons related to SAM, the Sub-Adviser and the Funds are subject to written policies and procedures designed to prevent abusive personal securities trading. Incorporated within these policies and procedures are recommendations made by the Investment Company Institute (the trade group for the mutual fund industry) with respect to personal securities trading by persons associated with mutual funds. Those recommendations include preclearance procedures and blackout periods when certain personnel may not trade in securities that are the same or related securities being considered for purchase or sale by a Fund.

HOW TO PURCHASE SHARES

When placing purchase orders, investors should specify whether the order is for Class A or Class B shares of a Fund. All share purchase orders that fail to specify a Class will automatically be invested in Class A shares.

The minimum initial investment is $1,000 (IRA, UGMA and UTMA $250). The minimum additional investment is $100 for all accounts, except for UGMA or UTMA Automatic Investment Method ("AIM") accounts opened with an initial investment of $250 or more. These accounts have a minimum additional investment of only $50. Minimum additional investments are negotiable for retirement accounts other than IRAs. Except as noted above in connection with UGMA and UTMA accounts, no minimum initial investment is required to establish the Automatic Investment Method or Payroll Deduction Plan.

                                    -- 54 --

Shares of each Fund are available for purchase through investment professionals who work at broker-dealers, banks and other financial institutions which have entered into selling agreements with SAFECO Securities, Inc. ("SAFECO Securities"), the distributor of the Funds. Orders received by such financial institutions (or their authorized designees) before 1:00 p.m. Pacific time on any day the New York Stock Exchange ("NYSE") is open for regular trading will be effected that day, provided that such order is transmitted to SAFECO Services, the transfer agent for the Funds, prior to the agreed upon time. Investment professionals will be responsible for forwarding the investor's order to SAFECO Services so that it will be received prior to the agreed upon time.


Broker-dealers, banks and other financial institutions that do not have selling agreements with SAFECO Securities also may offer to place orders for the purchase of each Fund's shares. Purchases made through these investment firms will be effected at the public offering price next determined after the order is received by SAFECO Services. Such financial institutions may charge the investor a transaction fee as determined by the financial institution. The fee will be in addition to the sales charge payable by the investor with respect to Class A shares, and may be avoided by purchasing shares through a broker-dealer, bank or other financial institution that has a selling agreement with SAFECO Securities.

Broker-dealers, banks, financial institutions and any other person entitled to receive compensation for selling or servicing each Fund's shares may receive different levels of compensation with respect to one particular Class of Fund shares over another, or additional compensation based on sales of qualified dealers. Salespersons of broker-dealers, banks and other financial institutions that sell each Fund's shares are eligible to receive special compensation, the amount of which varies depending on the amount of shares sold.

The Funds only accept funds drawn in U.S. dollars and payable through a U.S. Bank. The Funds do not accept currency. The Funds issue shares in uncertificated form, but will issue certificates for whole shares without charge upon written request. You will be required to post a bond to replace missing certificates.

THE FUNDS RESERVE THE RIGHT TO REFUSE ANY OFFER TO PURCHASE SHARES OF ANY CLASS.

PURCHASING CLASS A SHARES

The public offering price of Class A shares of each Fund except the Money Market Fund is the next determined net asset value per share (see "Share Price Calculation" for additional information) plus any sales charge, which will vary with the size of the purchase as shown in the following schedule:

                                                       Sale Charge As            Broker
                                                       Percentage of         Reallowance As
                                                  ------------------------    Percentage of
Amount of Purchase                                 Offering        Net        the Offering
at the Public Offering Price                         Price     Investment         Price
------------------------------------------------  -----------  -----------  -----------------
Less than $50,000                                      4.50%         4.71%           4.00%
$50,000 but less than $100,000                         4.00%         4.17%           3.50%
$100,000 but less than $250,000                        3.50%         3.63%           3.00%
$250,000 but less than $500,000                        2.50%         2.56%           2.00%
$500,000 but less than $1,000,000                      1.50%         1.52%           1.00%
$1,000,000 or more                                     NONE*                   See Below**


* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% CDSC will apply to redemptions made in the first eighteen months, except with respect to participant-directed redemptions from qualified plans.


** See discussion below for a description of the commissions payable on sales of Class A shares of $1 million or more.

Class A shares of the Money Market Fund are offered at the next determined net asset value per share (see "Share Price Calculation" for additional information) with no initial sales charge. A sales charge will apply to the first exchange from Class A shares of the Money Market Fund to Class A shares of another Fund.

                                    -- 55 --

From time to time, SAFECO Securities may reallow to broker-dealers, banks and other financial institutions the full amount of the sales charge on Class A Shares. In some instances, SAFECO Securities may offer these reallowances only to those financial institutions that have sold or may sell significant amounts of Class A shares. These commissions also may be paid to financial institutions that initiate purchases made pursuant to sales charge waivers (1) and (8), described below under "Sales Charge Waivers -- Class A shares." To the extent that SAFECO Securities reallows 90% or more of the sales charge to a financial institution, such financial institution may be deemed to be an underwriter under the 1933 Act.


Except as stated below, broker-dealers of record will be paid commissions on (i) sales of Class A shares to participant-directed qualified benefit plans and (ii) sales of Class A shares of $1 million or more based on an investor's (or a related group of investors') cumulative purchases during each successive one year period beginning on the date of the initial purchase at net asset value. A 1% CDSC will be imposed on redemptions made within the first 18 months, except with respect to participant-directed redemptions from qualified plans.



Commissions on sales of Class A shares to participant-directed qualified benefit plans with 200 or more eligible employees are paid at the rate of 1.00% of the amount up to $2 million, .80% of the next $1 million, .50% of the next $47 million and .25% thereafter. Commissions on sales of Class A shares to participant-directed qualified benefit plans with 50 to 199 eligible employees are paid at the rate of .25% of the amount sold. Commissions on sales of Class A shares of $1 million or more, as described above, including sales of $1 million or more to participant-directed qualified benefit plans (with 50 to 199 eligible employees) are paid at the rate of .50% of the amount up to $50 million and .25% thereafter. In addition, SAFECO Securities may pay a commission to a broker-dealer where clients of a particular registered representative invest, at or about the same time, collectively $1 million or more in one or more of the Funds. The commission will be payable in lieu of other commissions that might otherwise be payable under the terms of this Prospectus, and will not be paid except in connection with a transaction described in the preceding sentence.


The following describes purchases that may be aggregated for purposes of determining the amount of purchase:

 1. Individual purchases on behalf of a single purchaser and the purchaser's spouse and their children under the age of 21 years. This includes shares purchased in connection with an employee benefit plan(s) exclusively for the benefit of such individual(s), such as an IRA, individual plan(s) under
    Section 403(b) of the Internal Revenue Code of 1986, as amended ("Code"), or single-participant Keogh-type plan(s). This also includes purchases made by a company controlled by such individual(s);

 2. Individual purchases by a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Code Section 401(k), and medical, life and disability insurance trusts) other than a plan described in (1) above; or

 3. Individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other (excluding an employee benefit plan described in (2) above).


SALES CHARGE WAIVERS -- CLASS A SHARES


Class A shares are sold at net asset value per share without imposition of sales charges for the following investments:

 1. Registered representatives or full-time employees of broker-dealers, banks and other financial institutions that have entered into selling agreements with SAFECO Securities, and the children, spouse and parents of such representatives and employees, and employees of financial institutions that directly, or through their affiliates, have entered into selling agreements with SAFECO Securities;

                                    -- 56 --

 2. Companies exchanging shares with or selling assets to one or more of the Funds pursuant to a merger, acquisition or exchange offer;

 3. Any of the direct or indirect affiliates of SAFECO Securities;

 4. Purchases made through the automatic investment of dividends and distributions paid by another Fund;

 5. Clients of administrators or consultants to tax-qualified employee benefit plans which have entered into agreements with SAFECO Securities or any of its affiliates;

 6. Retirement plan participants who borrow from their retirement accounts by redeeming Fund shares and subsequently repay such loans via a purchase of Fund shares;

 7. Retirement plan participants who receive distributions from a tax-qualified employer-sponsored retirement plan, which is invested in Fund shares, the proceeds of which are reinvested in Fund shares;

 8. Accounts as to which a broker-dealer, bank or other financial institution charges an account management fee, provided the financial institution has entered into an agreement with SAFECO Securities regarding such accounts;

 9. Current or retired officers, directors, trustees or employees of any SAFECO mutual fund or SAFECO Corporation or its affiliates and the children, spouse and parents of such persons; and

10. Investments made with redemption proceeds from mutual funds having a similar investment objective with respect to which the investor paid a front-end sales charge.


REINSTATEMENT PRIVILEGE


Shareholders who paid an initial sales charge and redeem their Class A shares in a Fund have a one-time privilege to reinstate their investment by investing the proceeds of the redemption at net asset value per share without a sales charge in Class A shares of that Fund and/or one or more of the other Funds. SAFECO Services must receive from the investor or the investor's broker-dealer, bank or other financial institution within 60 days after the date of the redemption both a written request for reinvestment and a check not exceeding the amount of the redemption proceeds. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt.


REDUCED SALES CHARGE PLANS -- CLASS A SHARES


Class A shares of the Funds may be purchased at reduced sales charges either through the Right of Accumulation or under a Letter of Intent. For more details on these plans, investors should contact their broker-dealer, bank or other financial institution or SAFECO Services.

Pursuant to the RIGHT OF ACCUMULATION, investors are permitted to purchase Class A shares of the Funds at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the dollar amount equal to the total purchase price of the investor's concurrent purchases of Class A shares of other SAFECO Mutual Funds plus (c) the dollar amount equal to the current public offering price of all Class A shares of Funds already held by the investor. To receive the Right of Accumulation, at the time of purchase investors must give their broker-dealers, banks or other financial institutions sufficient information to permit confirmation of qualification.

In executing a LETTER OF INTENT ("LOI"), an investor should indicate an aggregate investment amount he or she intends to invest in Class A shares of Funds in the following thirteen months. The LOI is included as part of the Account Application. The Class A sales charge applicable to that aggregate amount then becomes the applicable sales charge on all purchases of Class A shares made concurrently with the execution of the LOI and in the thirteen months following that execution. If an investor executes an LOI within 90 days of a prior purchase of Class A shares, the prior purchase may be included under the LOI and an appropriate adjustment, if any, with respect to the sales charges paid by the investor in connection with the prior purchase will be made, based on the then-current net asset value(s) of the pertinent Fund(s).

                                    -- 57 --

If at the end of the thirteen-month period covered by the LOI, the total amount of purchases does not equal the amount indicated, the investor will be required to pay the difference between the sales charges paid at the reduced rate and the sales charges applicable to the purchases actually made. Shares having a value equal to 5% of the amount specified in the LOI will be held in escrow during the thirteen-month period (while remaining registered in the investor's name) and are subject to redemption to assure any necessary payment to SAFECO Securities of a higher applicable sales charge.


PURCHASING CLASS B SHARES


The public offering price of the Class B shares of each Fund is the next determined net asset value per share. No initial sales charge is imposed. However, a CDSC is imposed on certain redemptions of Class B shares. Because Class B shares are sold without an initial sales charge, the investor receives Fund shares equal to the full amount of the investment. The maximum investment amount in Class B shares is $500,000.

Class B shares of a Fund that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) reinvestment of dividends or other distributions or (b) shares redeemed more than six full years after their purchase. Former Class B shareholders of the SAFECO Advisor Series Trust who invest in Class B shares of any Fund may include the length of time of ownership of the former Class B shares for purposes of calculating any CDSC due upon redemption.

Initial investments in Class B shares of the Money Market Fund are sold with no initial sales charge and are not subject to a CDSC upon redemption, provided that the investor has remained invested exclusively in Class B shares of the Money Market Fund and has not exchanged into Class B Shares of another Fund in the interim. Money Market Fund Class B shareholders will become subject to a CDSC calculated in accordance with the table below if they exchange into Class B shares of another SAFECO Fund and then redeem those shares. The CDSC will also apply to any Class B shares of the Money Market Fund subsequently acquired by exchange. Shareholders who initially purchase Money Market Fund Class B shares do not receive credit for the time initially invested in the Money Market Fund for purposes of calculating any CDSC due upon redemption of Class B shares of another SAFECO Fund.

Redemptions of most other Class B shares will be subject to a CDSC. (See "Contingent Deferred Sales Charge Waivers.") The amount of any applicable CDSC will be calculated by multiplying the lesser of the original purchase price or the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below. Accordingly, no charge is imposed on increases in the net asset value above the original purchase price:

                                                                    CDSC AS A PERCENTAGE OF THE
                                                                   LESSER OF NET ASSET VALUE AT
                                                                            REDEMPTION
REDEMPTION DURING                                                 OR THE ORIGINAL PURCHASE PRICE
--------------------------------------------------------------  -----------------------------------
1st Year Since Purchase                                                              5%
2nd Year Since Purchase                                                              4%
3rd Year Since Purchase                                                              3%
4th Year Since Purchase                                                              3%
5th Year Since Purchase                                                              2%
6th Year Since Purchase                                                              1%
Thereafter                                                                           0%*

* Automatically converts to Class A shares in the first month following the investor's sixth anniversary from purchase.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions and then of amounts representing the cost of shares held for the longest period of time.

                                    -- 58 --

For example, assume an investor purchased 100 shares at $10 per share at a cost of $1,000. Subsequently, the shareholder acquired 15 additional shares through dividend reinvestment. During the second year after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption a net asset value of $11 per share, the value of the investor's shares would be $1,265 (115 shares at $11 per share). The CDSC would not be applied to the value of the reinvested dividend shares. Therefore, the 15 shares currently valued at $165.00 would be redeemed without a CDSC. The number of shares needed to fund the remaining $335.00 of the redemption would equal
30.455. Using the lower of cost or market price to determine the CDSC, the original purchase price of $10.00 per share would be used. The CDSC calculation would therefore be 30.455 shares times $10.00 per share at a CDSC rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $12.18.

Except for the time period during which a shareholder is invested in Money Market Fund Class B shares, if a shareholder effects one or more exchanges among Class B shares of the Funds during the six year period, the holding periods for the shares so exchanged will be counted toward the six-year period.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, recognized on the redemption of shares. The amount of any CDSC will be paid to SAFECO Securities.


CONTINGENT DEFERRED SALES CHARGE WAIVERS


The CDSC will be waived in the following circumstances: (a) total or partial redemptions made within one year following the death or disability of a shareholder; (b) redemptions made pursuant to any systematic withdrawal plan based on the shareholder's life expectancy, including substantially equal periodic payments prior to age 59 1/2 which are described in Code section 72(t), and required minimum distributions after age 70 1/2, including those required minimum distributions made in connection with customer accounts under Section 403(b) of the Code and other retirement plans; (c) total or partial redemption resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (d) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; (e) reinvestment in Class B shares of a Fund within 60 days of a prior redemption; (f) redemptions pursuant to the Fund's right to liquidate a shareholder's account involuntarily; (g) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan that are invested in Funds and are permitted to be made without penalty pursuant to the Code; and (h) redemptions in connection with a Fund's systematic withdrawal plan not in excess of 10% of the value of the account annually.


CONVERSION OF CLASS B SHARES


A shareholder's Class B shares of a Fund will automatically convert to Class A shares in the same Fund in the first month following the investor's sixth anniversary from purchase, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day in the first month following the investor's sixth anniversary from the purchase of Class B shares. Because the net asset value per share of Class A shares may be higher than that of Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same.

HOW TO REDEEM SHARES
As described below, shares of the Funds may be redeemed at their next-determined net asset value (subject to any applicable CDSC), and redemption proceeds will be sent to shareholders within seven days of the receipt of a redemption request. Shareholders who have purchased shares through broker-dealers, banks or other financial institutions that sell shares may redeem shares through such firms; if the shares are held in the "street name" of the broker-dealer, bank or other financial institution, the redemption must be made through such firm.

                                    -- 59 --

Please note the following:

/ / If your shares were purchased by wire, redemption proceeds will be available immediately. If shares were purchased other than by wire, each Fund reserves the right to hold the proceeds of your redemption for up to 15 business days after investment or until such time as the Fund has received assurance that your investment will be honored by the bank on which it was drawn, whichever occurs first.

/ / SAFECO Services charges a $10 fee to wire redemption proceeds. In addition, some banks may charge a fee to receive wires.

/ / If shares are issued in certificate form, the certificates must accompany a redemption request and be duly endorsed.

/ / Under some circumstances (E.G., a change in corporate officer or death of an owner), SAFECO Services may require certified copies of supporting documents before a redemption will be made.


REDEMPTIONS THROUGH BROKER-DEALERS, BANKS AND OTHER FINANCIAL INSTITUTIONS


Shareholders with accounts at broker-dealers, banks and other financial institutions that sell shares of the Funds may submit redemption requests to such firms. Broker-dealers, banks or other financial institutions may honor a redemption request either by repurchasing shares from a redeeming shareholder at the shares' net asset value per share next computed after the firm receives the request or by forwarding such requests to SAFECO Services. Redemption proceeds (less any applicable CDSC) normally will be paid by check. Broker-dealers, banks and other financial institutions may impose a service charge for handling redemption transactions placed through them and may impose other requirements concerning redemptions. Accordingly, shareholders should contact the investment professional at their broker-dealer, bank or other financial institution for details.

Redemption requests may also be transmitted to SAFECO Services by telephone (for amounts of less than $100,000), by mail or by redemption check (Money Market Fund Class A only). SAFECO Services will send to you, free of charge, redemption checks (drafts) payable through U.S. Bank of Washington, N.A. Redemption checks are not available to IRA shareholders or for shares issued in certificate form. Redemption checks may be made payable to any person or entity and must contain the proper number of signatures. Redemption checks must be for $500 or more. Neither the Funds nor SAFECO Services will be liable for payment of postdated redemption checks. At SAFECO Services' discretion, and upon three (3) days' written notice, SAFECO Services reserves the right to close any account upon which checks have been written more than once without sufficient funds available. See "Account Changes and Signature Requirements" for further information.


SHARE REDEMPTION PRICE AND PROCESSING


Your shares will be redeemed at the net asset value per share (subject to any applicable CDSC) next calculated after receipt of your request that meets the redemption requirements of the Funds. Except for the Money Market Fund, the value of the shares you redeem may be more or less than the dollar amount you purchased, depending on the market value of the shares at the time of redemption. See "Share Price Calculation" for more information.

Redemption proceeds will normally be sent on the next business day following receipt of your redemption request. If your redemption request is received after the close of trading on the NYSE (normally 1:00 p.m. Pacific time), proceeds will normally be sent on the second business day following receipt. Each Fund, however, reserves the right to postpone payment of redemption proceeds for up to seven days if making immediate payment could adversely affect its portfolio. In addition, redemptions may be suspended or payment dates postponed if the NYSE is closed, its trading is restricted or the Securities and Exchange Commission declares an emergency.

Due to the high cost of maintaining small accounts, your account may be closed upon 60 days' written notice if at the time of any redemption or exchange the total value falls below $100. Your shares will be redeemed at the net asset value per share calculated on the day your account is closed and the proceeds will be sent to you.

                                    -- 60 --

HOW TO SYSTEMATICALLY PURCHASE OR REDEEM SHARES

Call your investment professional or SAFECO Services at 1-800-463-8791 for more information.


AUTOMATIC INVESTMENT METHOD (AIM)


AIM enables you to make regular monthly investments by authorizing SAFECO Services to withdraw a specific amount from your bank account and invest the amount in any Fund. AIM has a minimum of $100 per Fund for all accounts (except UGMA and UTMA accounts which have a lower $50 minimum for additional investments, provided that the account was opened with an initial investment of at least $250).


PAYROLL DEDUCTION PLAN


An employer or other entity using group billing may establish a self-administered payroll deduction plan in any Fund. Payroll deduction amounts are negotiable.


SYSTEMATIC WITHDRAWAL PLAN


This plan enables you to receive a portion of your investment on a monthly basis. A Fund automatically redeems shares in your account and sends you a withdrawal check (minimum amount $50 per Fund). Because Class A shares are subject to sales charges, shareholders should not concurrently purchase shares with respect to an account which is utilizing a systematic withdrawal plan. Class B shares may not be suitable for a systematic withdrawal plan, except in appropriate cases where the CDSC is being waived. Please see "Contingent Deferred Sales Charge Waivers" for more information.

HOW TO EXCHANGE SHARES FROM ONE FUND TO ANOTHER

Shares of one Class of a Fund may be exchanged for shares of the same Class of any other Fund, based on their next-determined respective net asset values, without imposition of any sales charges, provided that the shareholder account registration remains identical. CLASS A SHARES MAY BE EXCHANGED ONLY FOR CLASS A SHARES OF THE OTHER FUNDS LISTED ON THE FIRST PAGE OF THIS PROSPECTUS. CLASS B SHARES MAY BE EXCHANGED ONLY FOR CLASS B SHARES OF THE OTHER FUNDS LISTED ON THE FIRST PAGE OF THIS PROSPECTUS. The exchange of Class B shares will not be subject to a contingent deferred sales charge. For purposes of computing the CDSC, except for the time period during which a shareholder is initially invested in Class B shares of the Money Market Fund, the length of time of ownership of Class B shares will be measured from the date of original purchase and will not be affected by the exchange. Exchanges are not tax free and may result in a shareholder's realizing a gain or loss, as the case may be, for tax purposes. See "Fund Distributions and How They Are Taxed" for more information. You may purchase shares of a Fund by exchange only if it is qualified for sale in the state where you reside. Before exchanging into Class A or Class B shares of another Fund, please be familiar with the Fund's investment objective and policies as described in "Each Fund's Investment Objective and Policies."


EXCHANGES BY MAIL


Exchange orders should be sent by mail to the investor's broker-dealer, bank or other financial institution. If a shareholder has an account at SAFECO Services, exchange orders may be sent to the address set forth on the first page of this Prospectus.


EXCHANGES BY TELEPHONE


A shareholder may give exchange instructions to the shareholder's broker-dealer, bank or other financial institution or to SAFECO Services by telephone at the appropriate toll-free number provided on the first page of this Prospectus. Exchange orders will be accepted by telephone provided that the exchange involves only uncertificated shares or certificated shares for which certificates previously have been deposited in the shareholder's account. See "Telephone Transactions" for more information.

                                    -- 61 --

SHARE EXCHANGE PRICE AND PROCESSING


The shares of the Fund you are exchanging from will be redeemed at the price next computed after your exchange request is received. Normally the purchase of the Fund you are exchanging into is executed on the same day. However, each Fund reserves the right to delay the payment of proceeds and, hence, the purchase in an exchange for up to seven days if making immediate payment could adversely affect the portfolio of the Fund whose shares are being redeemed. The exchange privilege may be modified or terminated with respect to a Fund at any time, upon at least 60 days' notice to shareholders.


LIMITATIONS



The Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market-timing investment strategies can have on efficient portfolio management, the Funds have instituted certain policies to discourage excessive exchange and simultaneous order transactions. Therefore, each Fund reserves the right to refuse exchange purchases or simultaneous order transactions by any person or group if, in SAM's judgment, the Fund would not be able to invest the money effectively in accordance with that Fund's investment objective and policies or would otherwise potentially be adversely affected. A Fund may be adversely affected in a number of ways, including, for example, when a person or entity pursuing a market-timing strategy engages in exchanges or simultaneous order transactions involving relatively large sums in a relatively small fund. The refusal of such exchange purchases or simultaneous order transactions may occur without prior notice.



Also, excessive exchange and simultaneous order transactions increase transactions costs for all shareholders. Therefore in order to reduce transaction costs, exchange and simultaneous order transactions (or any combination thereof) will be limited to 4 in any 12 month period per fund per account. Exchange purchases or simultaneous order transactions may be refused before an account holder has engaged in 4 such transactions if, in SAM's judgment, the Fund would not be able to invest the money effectively in accordance with that Fund's investment objective and policies or would otherwise potentially be adversely affected.



For purposes of these limitations, a "simultaneous order transaction" is a transaction involving a redemption from one SAFECO Mutual Fund and a reinvestment shortly thereafter into another SAFECO Mutual Fund. In order to protect the Funds' shareholders, SAM reserves the right to exercise its discretion in determining whether a particular transaction qualifies as a simultaneous order transaction. In addition to the foregoing limitations on exchanges and simultaneous order transactions, as described above, the Funds reserve the right to refuse any offer to purchase shares.


TELEPHONE TRANSACTIONS

To redeem or exchange shares by telephone, call 1-800-528-6501 between 5:30 a.m. and 7:00 p.m. Pacific time, Monday through Friday, except certain holidays to reach a representative; or call 1-800-463-8794 24 hours a day for our automated system. All telephone calls are tape-recorded for your protection. During times of drastic or unusual market volatility, it may be difficult for you to exercise the telephone transaction privileges.

To use the telephone redemption and exchange privileges, you must have previously selected these services either on your account application or by having submitted a request in writing to SAFECO Services at the address on the first page of this Prospectus. Redeeming or exchanging shares by telephone allows the Funds and SAFECO Services to accept telephone instructions from an account owner or a person preauthorized in writing by an account owner.

Each of the Funds and SAFECO Services reserve the right to refuse any telephone transaction when a Fund or SAFECO Services, in its sole discretion, is unable to confirm to its satisfaction that a caller is the account owner or a person preauthorized by the account owner.

                                    -- 62 --

SAFECO Services has established security procedures to prevent unauthorized account access. There can be no assurance, however, that telephone transaction activity will be completely secure or free from delays or malfunctions. The Funds and SAFECO Services will not be liable for the authenticity of instructions received by telephone that a Fund or SAFECO Services, in its discretion, believes to be delivered by an account owner or preauthorized person, provided that the Fund or SAFECO Services follows reasonable procedures to identify the caller. The shareholder will bear the risk of any resulting loss. The Funds and SAFECO Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include requiring the account owner to select the telephone privilege in writing prior to first use and to designate persons authorized to deliver telephone instructions. SAFECO Services may request certain identifying information from the caller. Neither the Funds nor SAFECO Services will be responsible for the negligent or wrongful acts of third parties.

The telephone transaction privileges may be suspended, limited, modified or terminated at any time without prior notice by the Funds or SAFECO Services. The Funds and SAFECO Services may be liable if they do not employ reasonable procedures to confirm that telephone transactions are genuine.

SHARE PRICE CALCULATION

The net asset value per share ("NAV") of each Fund is computed at the close of regular trading on the NYSE (normally 1:00 p.m. Pacific time) each day that the NYSE is open for trading. NAV is determined separately for each class of shares of each Fund. The NAV of a Fund is calculated by subtracting a Fund's liabilities from its assets and dividing the result by the number of outstanding shares. In calculating the net asset value of each class, appropriate adjustments will be made to each class's NAV to reflect expenses allocated to it.

PORTFOLIO VALUATION FOR THE STOCK FUNDS

The Stock Funds generally value their portfolio securities at the last-reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions, in which case they shall be valued at the last reported bid price. Securities traded over-the-counter are valued at the last sale price, unless there is no reported sale price, in which case the last reported bid price will be used. Portfolio securities that trade on a stock exchange and over-the-counter are valued according to the broadest and most representative market. Securities not traded on a national exchange are valued based on consideration of information with respect to transactions in similar securities, quotations from dealers and various relationships between securities. Valuations of portfolio securities calculated in a like manner may be obtained from a pricing service. Investments for which a representative value cannot be established are valued at their fair value as determined in good faith by or under the direction of the Common Stock Trust's Board of Trustees.

The International Fund will invest primarily, and other Funds may invest from time to time, in foreign securities. Trading in foreign securities will generally be substantially completed each day at various times prior to the close of the NYSE. The values of any such securities are determined as of such times for purposes of computing the Funds' net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Foreign portfolio securities are valued on the basis of quotations from the primary market in which they trade. The value of foreign securities are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if values have been materially affected by events occurring after the close of a foreign market, the security will be valued at fair value as determined in good faith by SAM or BIAM under procedures established by and under general supervision of the Common Stock Trust's Board of Trustees.

                                    -- 63 --

Options that are traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchange. Futures contracts will be marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange. Forward contracts are valued at the current cost of covering or offsetting such contracts.

PORTFOLIO VALUATION FOR THE FIXED-INCOME FUNDS

For each of the Fixed-Income Funds, except the Money Market Fund, securities are valued based on consideration of information with respect to transactions in similar securities, quotations from dealers, and various relationships between securities. Valuations of a Fixed-Income Fund's portfolio securities calculated in a like manner may be obtained from a pricing service. Investments for which a representative value cannot be established are valued at their fair value as determined in good faith by or under the direction of each Fixed-Income Fund's respective Trust's Board of Trustees.

Like most money market funds, the Money Market Fund values the securities it owns on the basis of amortized cost. The Money Market Fund may use amortized cost valuation as long as the Money Market Trust's Board of Trustees determines that it fairly reflects market value. Amortized cost valuation involves valuing a security at its cost and adding or subtracting, ratably to maturity, any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method minimizes the effect of changes in a security's market value and helps the Money Market Fund maintain a stable $1.00 share price.

The NAV of the Class B shares of each Fund will generally be lower than the NAV of Class A shares of the same Fund because of the higher expenses borne by the Class B shares. The NAVs of the Class A and Class B shares of a Fund also may differ due to differing allocations of class-specific expenses. The NAVs of the Class A and Class B shares of a Fund will tend to converge, however, immediately after the payment of dividends.

Call 1-800-463-8794 for 24-hour price information.

INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES THAT PROVIDE SERVICES TO THE TRUSTS

Each Trust is a Delaware business trust established by a Trust Instrument dated May 13, 1993, and is authorized to issue an unlimited number of shares of beneficial interest. The Board of Trustees of each Trust may establish additional series or classes of shares of the Trust without approval of shareholders.

In addition to Class A and Class B shares, each Fund also offers No-Load Class shares through a separate prospectus to investors who purchase shares directly from SAFECO Securities. No-Load Class shares are sold without a front-end sales charge or CDSC and are not subject to Rule 12b-1 fees. Accordingly, the performance of No-Load Class shares will differ from that of Class A or Class B shares. For more information about No-Load Class shares of each Fund, please call 1-800-624-5711.

Each share of a Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the three classes, dividends and liquidation proceeds for each Class of shares will likely differ. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares.

The Trusts do not intend to hold annual meetings of shareholders of the Funds. The Trustees of a Trust will call a special meeting of shareholders of a Fund of that Trust only if required under the Investment Company Act of 1940 ("1940 Act"), in their discretion, or upon the written request of holders of 10% or more of the outstanding shares of a Fund or a Class entitled to vote. Separate votes are taken by each Class of shares, Fund, or Trust if a matter affects only that Class of shares, Fund, or Trust, respectively.

                                    -- 64 --

INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES THAT PROVIDE SERVICES TO THE TRUSTS (CONTINUED)

Under Delaware law, the shareholders of the Funds will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, each Trust Instrument requires that every written obligation of the Trust or a Fund thereof contain a statement that such obligation may be enforced only against the assets of that Trust or Fund, and generally provides for indemnification out of property of that Trust or Fund of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

Because the Trusts use a combined Prospectus, it is possible that a Fund might become liable for a misstatement about the series of another Trust contained in this Prospectus. The Boards of Trustees have considered this factor in approving the use of a single combined Prospectus.

SAM is the investment adviser for each Fund under an agreement with each Trust. Under each agreement, SAM is responsible for the overall management of each Trust's and each Fund's business affairs. SAM provides investment research, advice, management and supervision to each Trust and each Fund, and, consistent with each Fund's investment objectives and policies, SAM determines what securities will be purchased, retained or sold by each Fund and implements those decisions. Each Fund pays SAM an annual management fee based on a percentage of that Fund's net assets ascertained each business day and paid monthly in accordance with the schedules below. A reduction in the fees paid by a Fund occurs only when that Fund's net assets reach the dollar amounts of the break points and applies only to the assets that fall within the specified range:

     GROWTH, EQUITY AND INCOME FUNDS

NET ASSETS                    ANNUAL FEE
$0 - $100,000,000              .75 of 1%
$100,000,001 - $250,000,000    .65 of 1%
$250,000,001 - $500,000,000    .55 of 1%
Over $500,000,000              .45 of 1%


             NORTHWEST FUND

NET ASSETS                    ANNUAL FEE
$0 - $250,000,000              .75 of 1%
$250,000,001 - $500,000,000    .65 of 1%
$500,000,001 - $750,000,000    .55 of 1%
Over $750,000,000              .45 of 1%

        BALANCED AND VALUE FUNDS

NET ASSETS                    ANNUAL FEE
$0 - $250,000,000              .75 of 1%
$250,000,001 - $500,000,000    .65 of 1%
Over $500,000,000              .55 of 1%


                                    -- 65 --

INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES THAT PROVIDE SERVICES TO THE TRUSTS (CONTINUED)

           INTERNATIONAL FUND

NET ASSETS                    ANNUAL FEE
$0 - $250,000,000             1.10 of 1%
$250,000,001 - $500,000,000   1.00 of 1%
Over $500,000,000              .90 of 1%


           SMALL COMPANY FUND

NET ASSETS                    ANNUAL FEE
$0 - $250,000,000              .85 of 1%
$250,000,001 - $500,000,000    .75 of 1%
Over $500,000,000              .65 of 1%

       INTERMEDIATE TREASURY FUND

NET ASSETS                    ANNUAL FEE
$0 - $250,000,000              .55 of 1%
$250,000,001 - $500,000,000    .45 of 1%
$500,000,001 - $750,000,000    .35 of 1%
Over $750,000,000              .25 of 1%

             HIGH-YIELD FUND

NET ASSETS                    ANNUAL FEE
$0 - $250,000,000              .65 of 1%
$250,000,001 - $500,000,000    .55 of 1%
$500,000,001 - $750,000,000    .45 of 1%
Over $750,000,000              .35 of 1%

            MANAGED BOND FUND

NET ASSETS                    ANNUAL FEE
$0 - $100,000,000              .50 of 1%
$100,000,001 - $250,000,000    .40 of 1%
Over $250,000,000              .35 of 1%

            MONEY MARKET FUND

NET ASSETS                    ANNUAL FEE
$0 - $250,000,000              .50 of 1%
$250,000,001 - $500,000,000    .40 of 1%
$500,000,001 - $750,000,000    .30 of 1%
Over $750,000,000              .25 of 1%


                                    -- 66 --

INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES THAT PROVIDE SERVICES TO THE TRUSTS (CONTINUED)

   MUNICIPAL BOND AND CALIFORNIA FUNDS

NET ASSETS                    ANNUAL FEE
$0 - $100,000,000              .55 of 1%
$100,000,001 - $250,000,000    .45 of 1%
$250,000,001 - $500,000,000    .35 of 1%
Over $500,000,000              .25 of 1%


             WASHINGTON FUND

NET ASSETS                    ANNUAL FEE
$0 - $250,000,000              .65 of 1%
$250,000,001 - $500,000,000    .55 of 1%
$500,000,001 - $750,000,000    .45 of 1%
Over $750,000,000              .35 of 1%


A Trust and each Fund thereof will bear all expenses of their organization, operations and business not specifically assumed by SAM under each Fund's management contract. Such expenses may include, among others, custody and accounting expenses, transfer agency and related expenses, distribution and shareholder servicing expenses, expenses related to preparing, printing and delivering prospectuses and shareholder reports, the expenses of holding shareholders' meetings, legal fees, the compensation of non-interested trustees of the Trusts, brokerage, taxes and extraordinary expenses.

With respect to the International Fund, SAM has a sub-advisory agreement with the Sub-Adviser. The Sub-Adviser was established in 1987. The Sub-Adviser is a direct, wholly owned subsidiary of the Bank of Ireland Asset Management Limited and is an indirect, wholly owned subsidiary of Bank of Ireland. Bank of Ireland and its affiliates managed assets for clients worldwide in excess of $26 billion as of December 31, 1997. The Sub-Adviser has its headquarters at 26 Fitzwilliam Place, Dublin, Ireland, and its U.S. office at 2 Greenwich Plaza, Greenwich, Connecticut. Because the Sub-Adviser is doing business from a location within the United States, investors will be able to effect service of legal process within the United States upon the Sub-Adviser, under federal securities laws in United States courts. However, the Sub-Adviser is a foreign organization and maintains a substantial portion of its assets outside the United States. Therefore, the ability of investors to enforce judgments against the Sub-Adviser may be affected by the willingness of foreign courts to enforce judgments of U.S. courts.

Under the agreement, the Sub-Adviser is responsible for providing investment research and advice used to manage the investment portfolio of the International Fund. In return, SAM (and not the International Fund) pays the Sub-Adviser a fee in accordance with the schedule below:


NET ASSETS                    ANNUAL FEE
$0 - $50,000,000               .60 of 1%
$50,000,001 - $100,000,000     .50 of 1%
Over $100,000,000              .40 of 1%


The parent company of the Sub-Adviser, Bank of Ireland Asset Management Limited, is a direct, wholly owned subsidiary of the Bank of Ireland, which engages in the investment advisory business and is located at 26 Fitzwilliam Place, Dublin, Ireland. The Bank of Ireland is a holding company whose primary subsidiaries are engaged in banking, insurance, securities and related financial services, and is located at Lower Baggot Street, Dublin, Ireland.

                                    -- 67 --

INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES THAT PROVIDE SERVICES TO THE TRUSTS (CONTINUED)

The distributor of the Class A and Class B shares of each Fund under an agreement with each Trust is SAFECO Securities, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

The transfer, dividend disbursement and shareholder servicing agent for the Class A and Class B shares of each Fund under an agreement with each Trust is SAFECO Services. SAFECO Services receives a fee from each Fund for every shareholder account held in the Fund. SAFECO Services may enter into subcontracts with registered broker-dealers, third-party administrators and other qualified service providers that generally perform shareholder, administrative, and/or accounting services which would otherwise be provided by SAFECO Services. Fees incurred by a Fund for these services will not exceed the transfer agency fee payable to SAFECO Services. Any distribution expenses associated with these arrangements will be borne by SAM.

SAM, SAFECO Securities and SAFECO Services are wholly owned subsidiaries of SAFECO Corporation (a holding company whose primary subsidiaries are engaged in insurance and financial services businesses). SAFECO Securities and SAFECO Services are each located at SAFECO Plaza, Seattle, Washington 98185. SAM is located at Two Union Square, 25th Floor, Seattle, Washington 98101.

As interpreted by courts and administrative agencies, the Glass-Steagall Act and other applicable laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of each Trust's management, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing services for investment companies. Banks or other depository institutions may be subject to various state laws regarding such services, and may be required to register as dealers pursuant to state law.

DISTRIBUTION PLANS

Each Trust, on behalf of the Class A and Class B shares of each Fund, has entered into a Distribution Agreement (each an "Agreement") with SAFECO Securities. Each Trust has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A and Class B shares of each Fund (the "Plans"). Pursuant to the Plans, each Class pays SAFECO Securities a quarterly service fee, at the annual rate of 0.25% of the aggregate average daily net assets of the class. Class B shares also pay SAFECO Securities a quarterly distribution fee at the annual rate of 0.75% of the aggregate average daily net assets of the Class B shares. Although the Money Market Trust has adopted Plans with respect to the Class A and Class B shares of the Money Market Fund, the Money Market Trust's Board of Trustees and SAFECO Securities have agreed not to implement the Plans at this time. Thus, the Class A and Class B shares of the Money Market Fund do not currently pay service or distribution fees to SAFECO Securities under the Money Market Fund Plans. The Money Market Fund Plans will not be implemented unless authorized by the Money Market Trust's Board of Trustees.

Under the Plans, SAFECO Securities will use the service fees primarily to compensate persons selling shares of the Funds for the provision of personal service and/or the maintenance of shareholder accounts. SAFECO Securities will use the distribution fees under the Class B Plan to offset the commissions it pays to broker-dealers, banks or other financial institutions for selling each Fund's Class B shares. In addition, SAFECO Securities will use the distribution fees under the Class B Plan to offset each Fund's marketing costs attributable to the Class B shares, such as preparation of sales literature, advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. SAFECO Securities also may use the distribution fee to pay other costs allocated to SAFECO Securities' distribution activities, including acting as shareholder of record, maintaining account records and other overhead expenses.

SAFECO Securities will receive the proceeds of the initial sales charges paid upon the purchase of Class A shares and the CDSCs paid upon applicable redemptions of Class B shares and may use these proceeds for any of the distribution expenses

                                    -- 68 --
described above. The amount of sales charges reallowed to broker-dealers, banks or other financial institutions who sell Class A shares will equal the percentage of the amount invested in accordance with the schedule set forth in "Purchasing Class A Shares." SAFECO Securities, out of its own resources, will pay a brokerage commission equal to 4.00% of the amount invested to broker-dealers, banks and other financial institutions who sell Class B shares. Broker-dealers, banks and other financial institutions who sell Class B shares of the Money Market Fund will receive the 4.00% brokerage commission at the time the shareholder exchanges his or her Class B Money Market Fund shares for Class B shares of another Fund.

During the period they are in effect, the Plans and related Agreements obligate the Class A and Class B shares of the Funds to which they relate to pay service and distribution fees to SAFECO Securities as compensation for its service and distribution activities, not as reimbursement for specific expenses incurred. Thus, even if SAFECO Securities' expenses exceed its service or distribution fees for any class, the Class will not be obligated to pay more than those fees and, if SAFECO Securities' expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund that has implemented a Rule 12b-1 Plan will pay the service and distribution fees to SAFECO Securities until either the applicable Plan or Agreement is terminated or not renewed.

PERSONS CONTROLLING CERTAIN FUNDS


At April 3, 1998, SAM, a Washington corporation and a wholly owned subsidiary of SAFECO Corporation, controlled the International, Balanced and Value Funds.



At April 3, 1998, SAFECO Insurance Company of America ("SAFECO Insurance") controlled the Intermediate Treasury and Washington Funds. SAFECO Insurance is a Washington corporation and a wholly owned subsidiary of SAFECO Corporation.



At April 3, 1998, SAM controlled the Managed Bond Fund.


SAFECO Corporation and SAFECO Insurance each has its principal place of business at SAFECO Plaza, Seattle, Washington 98185. SAM has its principal place of business at Two Union Square, 25th Floor, Seattle, Washington 98101.

PERFORMANCE INFORMATION

The yield, total return and average annual total return of each Class of a Fund may be quoted in advertisements. For each Fund, except the Money Market Fund, yield is the annualization on a 360-day basis of a Class net income per share over a 30-day period divided by the Class net asset value per share on the last day of the period. The formula for the yield calculation is defined by regulation. Consequently, the rate of actual income distributions paid by the Funds may differ from quoted yield figures. Total return is the total percentage change in an investment in a Class of a Fund, assuming the reinvestment of dividend and capital gain distributions, over a stated period of time. Average annual total return is the annual percentage change in an investment in a Class of a Fund, assuming the reinvestment of dividends and capital gain distributions, over a stated period of time. Performance quotations are calculated separately for each Class of a Fund. Standardized returns for Class A shares reflect deduction of the Fund's maximum initial sales charge at the time of purchase, and standardized returns for Class B shares reflect deduction of the applicable CDSC imposed on a redemption of shares held for the period. SAM currently anticipates that the U.S. Value Fund's portfolio turnover will not exceed 100%. A Fund's portfolio turnover rate will vary from year to year. A higher portfolio turnover rate involves correspondingly higher transaction costs in the form of broker commissions and dealer spreads and other costs that a Fund will bear directly.

For the Money Market Fund, yield is the annualization on a 365-day basis of the Fund's net income over a 7-day period. Effective yield is the annualization, on a 365-day basis, of the Money Market Fund's net income over a 7-day period with

                                    -- 69 --
dividends reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The formula for yield and tax-equivalent yield is defined by regulation. Consequently, the rate of actual income distributions paid by the Funds may differ from quoted yield figures.

From time to time, a Fund may advertise rankings. Rankings are calculated by independent companies that monitor mutual fund performance (E.G., CDA Investment Technologies, Lipper Analytical Services, Inc., and Morningstar, Inc.) and are reported periodically in national financial publications such as BARRON'S, BUSINESS WEEK, FORBES, INVESTOR'S BUSINESS DAILY, MONEY Magazine, and THE WALL STREET JOURNAL. In addition, non-standardized performance figures may accompany the standardized figures described above. Non-standardized figures may be calculated in a variety of ways, including but not necessarily limited to, different time periods and different initial investment amounts. Each Fund may also compare its performance to the performance of relevant indices.

Performance information and quoted rankings are indicative only of past performance and are not intended to represent future investment results. Except for the Money Market Fund, the yield and share price of each Class of a Fund will fluctuate, and your shares, when redeemed, may be worth more or less than you originally paid for them.

FUND DISTRIBUTIONS AND HOW THEY ARE TAXED

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fixed-Income Funds declare dividends on each business day and pay them on the last business day of each month; the Equity, Income, Balanced, and Value Funds declare and pay dividends on the last business day of each calendar quarter; and the Growth, Northwest, International, and Small Company Funds declare and pay dividends annually. Each Fund declares dividends from net investment income (which includes accrued dividends and interest, earned discount, and other income earned on portfolio securities less expenses). Shares of each Fund become entitled to receive dividends on the next business day after they are purchased for your account. Except with respect to the Stock Funds, if you request redemption of all your shares at any time during a month, you will receive all declared dividends through the date of redemption, together with the proceeds of the redemption.

Dividends and other distributions paid by a Fund on each Class of its shares are calculated at the same time in the same manner. However, except for the Money Market Fund, because of the higher Rule 12b-1 service and distribution fees associated with Class B shares, the dividends paid by a Fund on its Class B shares will be lower than those paid on its Class A shares.

Your dividends and other distributions are reinvested in additional shares of the distributing Fund at net asset value per share, generally determined as of the close of business on the ex-distribution date, unless you elect in writing to receive dividends and/or other distributions in cash and that election is provided to SAFECO Services at the address on the first page of this Prospectus. The election remains in effect until revoked by written notice to SAFECO Services. For retirement accounts, all dividends and other distributions declared by a Fund must be invested in additional shares of that Fund.

States generally treat the pass-through of interest earned on U.S. Treasury securities and other direct obligations of the U.S. Government as tax free income in the calculation of their state income tax. This treatment may be dependent upon the maintenance of certain percentages of fund ownership in these securities. The Intermediate Treasury Fund will invest primarily in these securities, while the other Funds may occasionally invest a portion of their portfolios in these securities.

Please remember that, if you purchase shares shortly before a Fund pays a taxable dividend or other distribution, you will pay the full price for the shares, then receive part of the price back as a taxable distribution.

                                    -- 70 --

TAXES

Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to federal income taxes to the extent it distributes its net investment income and realized capital gains to its shareholders. Each Fund will inform you as to the amount and nature of dividends and other distributions to your account. Dividends and other distributions declared in December, but received by shareholders in January, are taxable to shareholders in the year in which declared.

When you sell (redeem) shares, it may result in a taxable gain or loss. This depends upon whether you receive more or less than your adjusted basis for the shares (which normally takes into account any initial sales charge paid on Class A shares). An exchange of any Fund's shares for shares of another Fund generally will have similar tax consequences.

Special rules apply when you dispose of Class A shares of a Fund (except the Money Market Fund) through a redemption or exchange within 60 days after your purchase thereof and subsequently reacquire Class A shares of the same Fund or acquire Class A shares of another Fund without paying a sales charge due to the exchange privilege or reinstatement privilege. See "How to Purchase Shares -- Reinstatement Privilege" and "How to Exchange Shares from One Fund to Another" for more information. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when you acquired those shares, and that amount will increase the basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund (whether pursuant to the reinstatement privilege or otherwise) within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or part of that loss will not be deductible and will increase the basis of the newly purchased shares.

SPECIAL CONSIDERATIONS FOR THE TAX-EXEMPT INCOME FUNDS

TAXES

Each Tax-Exempt Income Fund intends to continue to qualify for favorable tax treatment as a "regulated investment company" under the Internal Revenue Code ("Code") so as to be able to pay dividends that are exempt from federal personal income taxes. The portion of dividends representing net short-term capital gains, however, is not exempt and will be treated as taxable dividends for federal income tax purposes. In addition, income which is derived from purchasing certain bonds below their issued price after April 30, 1993, will be treated as ordinary income for federal income tax purposes.

A portion of a Tax-Exempt Income Fund's assets may from time to time be temporarily invested in fixed-income obligations, the interest on which when distributed to the Fund's shareholders will be subject to federal income taxes. As a matter of non-fundamental investment policy, the Tax-Exempt Income Funds will not purchase so-called "non-essential or private activity" bonds, the interest on which would constitute a preference item for shareholders in determining their alternative minimum tax.

The excess of net long-term capital gains realized by a Tax-Exempt Income Fund over net short-term capital loss on portfolio transactions does not necessarily result in exemption under other federal, state or local income taxes. Shareholders of each Tax-Exempt Income Fund should bear in mind that they may be subject to other taxes. If a shareholder buys shares of a Tax-Exempt Income Fund and sells them at a loss within six months, such loss for federal income tax purposes will be disallowed to the extent of the tax-exempt interest component of dividends received during such six-month period. If a shareholder buys shares of a Tax-Exempt Income Fund and sells them at a loss within six months, to the extent not disallowed in the previous paragraph and to the extent of any long-term capital gains distributions, the loss will be treated as a long-term capital loss for federal income tax purposes. Individuals who receive Social Security benefits must use the amount of income dividends received from each of the Tax-Exempt Income Funds in determining the amount of any federal income tax due on such benefits. Under the Code, the tax effect on individuals of receiving dividends from any of the Tax-Exempt Income Funds is substantially different from the tax effect on other types of shareholders.

                                    -- 71 --

CALIFORNIA FUND

The California Fund intends to pay dividends that are exempt from California state personal income taxes. This would not include taxable interest paid on temporary investments, if any. Generally, the tax treatment of capital gains under California law is the same as under federal law, but such gains are taxed at the same rates as ordinary income. Capital gains distributions paid by the California Fund are treated as long-term capital gains under California law regardless of how long the shares have been held. Redemptions and exchanges of the California Fund may result in a capital gain or loss for California income tax purposes. Under California law, the dividend income from California municipal bonds is exempt from the California personal income tax applicable to individual shareholders but is fully taxable for purposes of the California franchise tax applicable to most corporate shareholders. Shares of the California Fund will not be subject to the California property tax.

WASHINGTON FUND

Currently, the State of Washington has no state personal income tax. Should Washington state enact a personal income tax, there can be no assurance that income from the Washington Fund's portfolio securities which is distributed to shareholders would be exempt from such a tax.

TAX WITHHOLDING INFORMATION

You will be asked to certify on your account application or on a separate form that the taxpayer identification number you provide is correct and that you are not subject to, or are exempt from, backup withholding for previous underreporting to the Internal Revenue Service.

Retirement plan distributions may be subject to federal income tax withholding. However, you may elect not to have any distributions withheld by checking the appropriate box on the Redemption Request form or by instructing SAFECO Services in writing at the address on the first page of this Prospectus.

If the International Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and its shareholders; see the Trusts' Statement of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. You therefore are urged to consult your tax adviser.

TAX-DEFERRED RETIREMENT PLANS

SAFECO Services offers a variety of tax-deferred retirement plans for individuals, businesses, and nonprofit organizations. An account may be established under one of the following plans which allow you to defer investment income from federal income tax while you save for retirement. Many of the Funds (other than the Tax-Exempt Income Funds) may be used as investment vehicles for these plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). The maximum annual contribution generally is $2,000 per person. An annual custodial fee will be charged for any part of a calendar year in which you have an IRA investment in a Fund.

SIMPLIFIED EMPLOYEE PENSION IRAS (SEP-IRAS). SEP-IRAs are easily administered retirement plans for small businesses and self-employed individuals. Annual contributions up to the lesser of $24,000 or 15% of compensation may be made to SEP-IRA accounts; the annual contribution limit is subject to change. SEP-IRAs have the same investment minimums and custodial fees as regular IRAs.

                                    -- 72 --

403(B) PLANS. 403(b) plans are retirement plans for tax-exempt organizations and school systems to which both employers and employees may contribute. Minimum investment amounts are negotiable.

401(K) PLANS. 401(k) plans allow employers and employees to make tax-advantaged contributions to a retirement account. SAFECO Services offers a low-cost administration package that includes a prototype plan, record keeping, testing, and employee communications. Minimum investment amounts are negotiable.

PROFIT SHARING AND MONEY PURCHASE PENSION PLANS. Each plan allows corporations, partnerships, and self-employed persons to make annual, tax-deductible contributions to a retirement account for each person covered by the plan. A plan may be adopted individually or paired with another plan to maximize contributions. SAFECO Services offers an administration package for these plans. Minimum investment amounts are negotiable.

For information about the above accounts and plans, please contact your investment professional, or call 1-800-278-1985. For a description of federal income tax withholding on distributions from these accounts and plans, see "Fund Distributions and How They Are Taxed -- Tax Withholding Information."

ACCOUNT STATEMENTS

Periodically, you will receive an account statement indicating your current Fund holdings and transactions affecting your account. Confirmation statements will be sent to you after each transaction that affects your account balance. Please review the information on each confirmation statement for accuracy immediately upon receipt. If you do not notify us within 30 days of any processing error, SAFECO Services will consider the transactions listed on the confirmation statement to be correct.

ACCOUNT CHANGES AND SIGNATURE REQUIREMENTS

Changes to your account registration or the services you have selected must be in writing and signed by the number of owners specified on your account application as having authority to make these changes. Send written changes to the broker-dealer, bank or other financial institution where your account is maintained. (Changes made to accounts maintained at SAFECO Services should be sent to the address on the first page of this Prospectus.) Certain changes to the Automatic Investment Method and Systematic Withdrawal Plan can be made by telephone request if you have previously selected single signature authorization for your account.

You must specify on your account application the number of signatures required to authorize redemptions and exchanges and to change account registration or the services selected. Authorizing fewer than all account owners has important implications. For example, one owner of a joint tenant account can redeem money without the co-owner's signature. If you do not indicate otherwise on the application, the signatures of all account owners will be required to effect a transaction. Your selection of fewer than all account owner signatures may be revoked by any account owner who writes to SAFECO Services or the financial institution where your account is maintained.

The broker-dealer, bank or financial institution where your account is maintained or SAFECO Services may require a signature guarantee for a signature that cannot be verified by comparison to the signature(s) on your account application. A signature guarantee may be obtained from most financial institutions, including banks, savings and loans, and broker-dealers.

                                    -- 73 --

DESCRIPTION OF STOCKS, BONDS AND CONVERTIBLE SECURITIES

COMMON STOCKS represent equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Smaller companies are especially sensitive to these factors.

PREFERRED STOCKS are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after debt holders. The risk characteristics of preferred stocks are similar to those of common stocks, except that preferred stocks are generally subject to less risk than common stocks.

BONDS AND OTHER DEBT SECURITIES are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The value of bonds and other debt securities will normally vary inversely with interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

CONVERTIBLE SECURITIES are debt or preferred stock which is convertible into or exchangeable for common stock. The value of convertible corporate bonds will normally vary inversely with interest rates and the value of convertible corporate bonds and convertible preferred stock will normally vary with the value of the underlying common stock.

DESCRIPTION OF RATINGS

Ratings by Moody's and S&P represent their respective opinions as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.

COMMERCIAL PAPER RATINGS

MOODY'S. Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. Issuers rated Prime-3 have an acceptable ability for the repayment of senior short-term debt obligations.

S&P. For issues designated A-1 the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For issuers designated A-2 capacity for timely payment is satisfactory. Issuers designated A-3 have adequate capacity for timely payment.

DEBT RATINGS

Moody's

INVESTMENT GRADE:

AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

                                    -- 74 --

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated Baa are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BELOW INVESTMENT GRADE:

BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated Caa have poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated Class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P

INVESTMENT GRADE:

AAA -- Debt which is rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt which is rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt which is rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BELOW INVESTMENT GRADE:

BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

                                    -- 75 --

D -- Debt rated D is in payment default. The D rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


MUNICIPAL NOTES AND OTHER SHORT-TERM OBLIGATION RATINGS

MOODY'S. Moody's rates municipal notes and other short-term obligations using Moody's Investment Grade ("MIG").

MIG-1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3 -- This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P. Ratings for municipal notes and other short-term obligations are designated by S&P's note rating. S&P's note rating reflects the liquidity concerns and market-access risk unique to notes. Notes due in three years or less will likely receive a note rating.

SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                                    -- 76 --

DEBT SECURITIES HOLDINGS

INCOME FUND

The weighted average ratings of all debt securities held by the Income Fund, expressed as a percentage of total investments held during the year ended December 31, 1997, were as follows:


MOODY'S                           %         S&P                               %
------------------------------  -----       ------------------------------  -----
                                INVESTMENT GRADE
---------------------------------------------------------------------------------
Aaa                                --       AAA                                --
Aa                                 --       AA                                 --
A                                 .99%      A                                 .99%
Baa                              1.16%      BBB                              1.16%

                             BELOW INVESTMENT GRADE
---------------------------------------------------------------------------------
Ba                                 --       BB                                 --
B                                5.62%      B                               10.86%
Caa                                --       CCC                                --
Ca                                 --       CC                                 --
C                                  --       C                                  --
                                            D                                  --
Not Rated, but determined to                Not Rated, but determined to
  be investment grade              --         be investment grade              --
Not Rated, but determined to                Not Rated, but determined to
  be below investment grade       6.7%        be below investment grade      1.48%


                                    -- 77 --

HIGH-YIELD FUND

The weighted average ratings of all fixed-income securities, expressed as a percentage of total investments held by the High-Yield Bond during the year ended December 31, 1997, were as follows:


MOODY'S                           %         S&P                               %
------------------------------  -----       ------------------------------  -----
                                INVESTMENT GRADE
---------------------------------------------------------------------------------
Aaa                                --       AAA                                --
Aa                                 --       AA                                 --
A                                  --       A                                  --
Baa                                --       BBB                                --

                             BELOW INVESTMENT GRADE
---------------------------------------------------------------------------------
Ba                              14.77%      BB                              11.99%
B                               56.98%      B                               63.58%
Caa                                --       CCC                                --
Ca                                 --       CC                                 --
C                                  --       C                                  --
                                            D                                  --
Not Rated, but determined to                Not Rated, but determined to
  be investment grade              --         be investment grade              --
Not Rated, but determined to                Not Rated, but determined to
  be below investment grade     20.20%        be below investment grade     16.37%


                                    -- 78 --

SAFECO FAMILY OF FUNDS

STABILITY OF PRINCIPAL

  SAFECO Money Market Fund

BOND INCOME

  SAFECO Intermediate-Term U.S. Treasury Fund
  SAFECO High-Yield Bond Fund
  SAFECO Managed Bond Fund

TAX-FREE BOND INCOME

  SAFECO Municipal Bond Fund
  SAFECO California Tax-Free Income Fund
  SAFECO Washington State Municipal Bond Fund

HIGH CURRENT INCOME WITH LONG-TERM GROWTH

  SAFECO Income Fund

LONG TERM GROWTH

  SAFECO Growth Fund
  SAFECO Equity Fund
  SAFECO Northwest Fund
  SAFECO International Stock Fund
  SAFECO Balanced Fund
  SAFECO Small Company Stock Fund
  SAFECO U.S. Value Fund

FOR MORE COMPLETE INFORMATION ON CLASS A OR CLASS B SHARES OF ANY SAFECO MUTUAL FUND, INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL.

NATIONWIDE: 1-800-528-6501
  Extension 1 for Shareholder Services
  Extension 2 for Dealer Services
  Extension 3 for the Automated Information Line

      MAILING ADDRESS:

      SAFECO Mutual Funds
      Advisor Class Shares
      P.O. Box 34890
      Seattle, WA 98124-1890

      EXPRESS/OVERNIGHT MAIL:

      SAFECO Mutual Funds
      Advisor Class Shares
      4333 Brooklyn Avenue N.E.
      Seattle, WA 98105

      DISTRIBUTOR:

      SAFECO Securities, Inc.

PROSPECTUS

April 30, 1998

SAFECO GROWTH FUND
SAFECO EQUITY FUND
SAFECO INCOME FUND
SAFECO NORTHWEST FUND
SAFECO INTERNATIONAL STOCK FUND
SAFECO BALANCED FUND
SAFECO SMALL COMPANY STOCK FUND
SAFECO U.S. VALUE FUND
SAFECO INTERMEDIATE-TERM
      U.S. TREASURY FUND
SAFECO HIGH-YIELD BOND FUND
SAFECO MANAGED BOND FUND
SAFECO MUNICIPAL BOND FUND
SAFECO CALIFORNIA TAX-FREE INCOME FUND
SAFECO WASHINGTON STATE MUNICIPAL BOND FUND
SAFECO MONEY MARKET FUND
      CLASS A
      CLASS B

NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY TRUST, ANY FUND, OR BY SAFECO SECURITIES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY BY ANY TRUST, ANY FUND, OR BY SAFECO SECURITIES IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION MAY NOT LAWFULLY BE MADE.


                                             GMF 4111 4/98

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